As filed with the Securities and Exchange Commission on October 24, 2008

Securities Act File No. 33-20827

Investment Company Act File No. 811-5518

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 126	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 128	☒

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Registrant's Telephone Number: (302) 791-1112

Copies to:

EDWARD J. ROACH PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 (Name and Address of Agent for Service)	MICHAEL P. MALLOY, ESQUIRE Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on December 31, 2008 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered                                                                     Shares of Common Stock

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

of

THE RBB FUND, INC.

PROSPECTUS

December 31, 2008

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

An investment in the Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration (“NCUA”) or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

FOR MORE INFORMATION	Back Cover

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INTRODUCTION

The Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”) is an open-end, non-diversified investment portfolio of The RBB Fund, Inc. (the “Company”). This Prospectus and the Statement of Additional Information (the “SAI”) incorporated herein relate solely to the Portfolio.

Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) provides investment advisory services to the Portfolio. As a result of the acquisition of The Bear Stearns Companies Inc. (“Bear Stearns”) by JPMorgan Chase & Co. (“JPMorgan Chase”) which was completed on May 30, 2008, the Adviser is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Credit Union Financial Services® and CUFS® are both registered trademarks of Wade Charles Barnett and represent the group generally responsible for acting as adviser to BSAM on relevant issues related to credit unions. In addition, CUFS® will provide program education and marketing to prospective and existing credit union clients.

MLP refers to “Managed Leverage Program,” an investment strategy that is a component of an NCUA-approved Pilot Program. MLP is designed to enable credit unions to generate earnings on statutory excess net worth by using a structured asset management program. MLP seeks to use permitted mortgage-related securities, risk management and hedging strategies to attempt to reduce sensitivity to interest rate risk. Although the NCUA approved the Pilot Program, the NCUA does not regulate, insure or guarantee the Portfolio or its investment strategies.

The Portfolio is offered solely to eligible state and federally chartered credit unions. See “Shareholder Information — Purchase of Portfolio Shares.” Shares of the Portfolio (“Shares”) are designed to qualify as eligible investments for federally chartered credit unions pursuant to Part 1757, Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act (“FCUA”) and Part 703 of the NCUA Rules and Regulations. The NCUA has issued to the Adviser a waiver with respect to the Portfolio from the following provisions of the NCUA Rules and Regulations: Section 703.13(a)-Permissible Investment Activities: Regular way settlement and delivery versus payment; Section 703.15-Prohibited Investment Activities: Adjusted trading or short sales; Section 703.16(a)-Prohibited Investments: Derivatives; and Section 703.16(e)-Prohibited Investments: Other Prohibited Investments (including stripped mortgage-backed securities).

Shares of the Portfolio may or may not qualify as eligible investments for particular state chartered credit unions. You should consult qualified legal counsel to determine whether an investment in Shares of the Portfolio by a particular credit union qualifies as an eligible investment under applicable law.

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BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Investment Objective

The Portfolio’s primary investment objective is to seek high total return. Preservation of capital is the Portfolio’s secondary investment objective. The Portfolio’s investment objectives are not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Portfolio will provide written notice to shareholders at least 60 days prior to changing either investment objective.

Principal Investment Strategies

Investments

The Portfolio intends to invest all of its assets in obligations authorized by the FCUA or otherwise permitted pursuant to a waiver granted by the NCUA with respect to certain FCUA rules and regulations.

Mortgage-Related Securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including:

•	privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”); and

•	mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Types of Mortgage-Related Securities. The Portfolio may hold various types of mortgage-related securities, including:

•	adjustable rate and fixed rate mortgage pass-through securities;

•	collateralized mortgage obligations (“CMOs”) and other multiclass mortgage-related securities;

•	other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans;

•	mortgage dollar rolls; and

•

stripped mortgage-backed securities (“SMBS”), including interest only (“IO”) SMBS, inverse floating IO SMBS, and principal only (“PO”) SMBS, as well as other floating rate and inverse floating rate debt instruments.

The Portfolio will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in mortgage-related securities.

The Portfolio may also invest in:

Derivative Instruments. The Portfolio will primarily use these derivative instruments to manage or hedge risks associated with its investments in mortgage-related securities. The Portfolio may invest in derivative instruments including:

•	interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions);

•	futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts);

•	options on securities otherwise eligible for investment;

•	interest rate caps;

•	interest rate floors; and

•	interest rate collars.

The Portfolio may also invest in derivative instruments for the purpose of generating investment return (which may be considered speculative).

Other Investments. The Portfolio may invest in other instruments, including:

•	other U.S. government securities and related custodial receipts;

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•

U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (but only to the extent permitted under the FCUA and the rules, regulations and interpretations thereunder); and

•	repurchase agreements (to gain investment return) and reverse repurchase agreements (to effectively borrow money).

Investment Strategy

The Adviser seeks high total return consistent with preservation of capital. The Adviser intends to use a wide spectrum of mortgage-related securities, subject to the limitations contained in this Prospectus, in conjunction with hedging instruments and strategies to reduce risk.

Duration. “Duration” refers to the sensitivity of an instrument or portfolio to parallel movements in interest rates. That is, the higher the duration, the greater the sensitivity an instrument or portfolio has to movements in interest rates. “Effective duration” is a measure of duration that incorporates cash flow variability into the analysis and considers the likelihood that a particular security will be called or prepaid prior to maturity based on prevailing interest rates. The longer the effective duration of a security, the more the security is affected by movements in interest rates.

Theoretically, for each 1% parallel increase in interest rates, a security declines in principal value equal to its effective duration with all other factors unchanged. For example, if the effective duration of the Portfolio is two years and interest rates rise 1%, the principal value of the Portfolio could be expected to decrease by approximately 2%. If the effective duration of the portfolio is -2 years and interest rates rise 1%, the principal value of the Portfolio could be expected to increase by approximately 2%.

Generally, the Adviser expects that under normal circumstances, the overall “effective” duration of the Portfolio will be between -2 and +2 years as calculated using the Adviser’s mortgage risk models. Unlike traditional fixed income securities that have a positive effective duration and are expected to appreciate in value as interest rates fall, a negative effective duration may indicate that the Portfolio would be expected to benefit from a rise in interest rates. A negative duration can be caused either by the use of particular classes of securities that benefit from rising interest rates (such as certain interest-only securities) or by the use of hedging techniques that may result in “over-hedging” of the interest-rate risk inherent in the securities being hedged. The Adviser generally intends to minimize the Portfolio’s sensitivity to movements in interest rates, and corresponding fluctuation in the Portfolio’s net asset value. There is no guarantee that the Adviser can successfully protect the Portfolio’s principal value.

Calculating effective duration requires estimates of possible future interest rates, historical and estimated prepayment rates, call options, and other cash flow variables. Estimates of these factors are used in pricing models to calculate effective duration. In computing effective portfolio duration, the Adviser will estimate the duration of obligations that are subject to repayment or redemption by the issuer, taking into account the influence of interest rates on prepayments of mortgages that make up the Portfolio’s holdings. There can be no assurance that estimates will be correct or that models calculating effective duration will be applied or implemented correctly.

There also can be no assurance that the Adviser’s estimation of duration will be accurate or that the duration of the Portfolio will always remain within its maximum target duration.

Convexity. Convexity can be a useful measure of risk. Convexity refers to the relationship between a bond’s duration and changes in interest rates. Generally, convexity may complicate the Adviser’s ability to achieve its goal of maintaining low interest rate sensitivity for the Portfolio, especially during periods of higher interest rate volatility.

For securities with embedded options, there are limitations in relying solely on effective duration as the measure of interest rate risk. Because effective duration is calculated as an average across numerous potential interest rate scenarios, it does not fully describe how duration can change under certain conditions. Callable bonds, such as those for which the issuer has the right but not the obligation to redeem the bonds at a pre-determined price prior to the bond’s maturity, are a common type of security with embedded options. Most mortgage-backed securities also have callable features embedded in them, as the early payment or refinancing of principal by the underlying borrowers may result in the return of principal to the bondholder prior to the scheduled payment date.

“Effective convexity” is a statistic used to help describe the expected sensitivity of an instrument’s duration to interest rate changes. For securities with negative convexity (e.g., many mortgage-related and callable securities), duration tends to underestimate a bond’s price fall for a rise in interest rates, and overestimate a bond’s price rise for a fall in interest rates. For bonds that have greater degrees of negative convexity, model estimates of effective duration tend to be less reliable as a measure of interest rate risk. The Adviser calculates effective convexity to better estimate the Portfolio’s sensitivity to interest rates. The Portfolio’s minimum convexity will be negative 5 (for avoidance of doubt, in measuring convexity, negative 4 is a greater number than negative 5). This limit applies at the time of purchase of new

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securities in the Portfolio, as market movements may from time to time adversely affect the Portfolio convexity and temporarily push it below the minimum convexity limit. As with model estimates of effective duration, there can be no assurance that models will provide accurate estimates of effective convexity or that they will be applied or implemented correctly.

Maturity. Maturity measures the time until final payment is due. The Portfolio has no restrictions as to the minimum or maximum maturity of any particular security it holds, but intends to maintain the duration range noted above.

Breadth of Investment Opportunities. While the Adviser expects that the Portfolio’s overall interest rate sensitivity typically will be low, the Portfolio is structured to take advantage of a range of opportunities throughout the universe of mortgage-related securities. The Adviser may identify value in asset classes that have interest-rate sensitivity greater than would ordinarily be acceptable to the Portfolio. The Portfolio may invest in these instruments in conjunction with hedging instruments or with other mortgage securities designed to offset these additional risks. The Adviser intends to use a wide range of mortgage-related securities as part of the strategy. Some of these securities may be very sensitive to changes in interest rates or mortgage prepayment levels. To the extent that the inclusion of certain of these securities would have the impact of increasing interest rate or convexity risk beyond the aggregate portfolio limitations outlined above, securities with offsetting risks or hedging instruments will be used in an attempt to reduce the overall portfolio risks to meet those limitations. Because the investments or hedging instruments may behave in a manner other than that which is expected, there is no guarantee that this strategy will have the desired result.

Short Sales. The Portfolio may engage in short-sales of securities. Short sales involve selling securities that the Portfolio does not own and borrowing them for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Portfolio to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Portfolio engages in short sales will depend upon investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, because the price of the underlying security could theoretically increase without limit, which would increase the cost to the Portfolio of buying the securities to cover its short position. There is no assurance that the Portfolio will maintain its ability to borrow securities sold short. In such a case, the Portfolio may be forced to repurchase the securities in the open market to return to the lender. There can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the open market. Purchasing securities to close out a short position can itself cause the price of the security to rise, which could exacerbate the loss. The technical aspects of borrowing a security for delivery involve degrees of skill in locating a counterparty to lend the security for delivery and assessing the holdings of securities to determine whether the Portfolio may have to repurchase the securities even if credit deterioration has occurred. Using short sales may cause the Portfolio to lose money.

Principal Risks

You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit in any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the NCUA or any other governmental agency. The net asset value of the Portfolio will fluctuate and may decline for extended periods with no guarantee that the Portfolio’s net asset value will return to its prior level. The Portfolio could underperform other possible investments or benchmarks.

The Portfolio’s principal risks include:

•

Fixed Income Securities Risk – The mortgage-related and fixed income securities held by the Portfolio may experience a drop in price that affects the Portfolio’s net asset value. One reason that this may occur is due to changes in interest rates. Other factors may affect the value of fixed income securities and the Portfolio’s share price, such as financial conditions of a particular issuer and general economic conditions. The Portfolio is also subject to the risk that investment grade fixed income securities in which it invests may underperform particular segments of the fixed income markets or the fixed income markets generally.

•

Mortgage Risk – The risk that prepayment of principal on the mortgages underlying a particular security may be faster or slower than estimated and may be sensitive to changes in mortgage interest rates. When underlying interest rates are rising, prepayment of principal tends to slow and will tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This has the tendency to delay the Portfolio’s ability to reinvest principal in higher yielding securities and is known as extension risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected and will tend to shorten the duration of mortgage-related securities. This can reduce the returns of the Portfolio because the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. This is known as

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prepayment risk. Certain mortgage-related securities, such as PO, IO or inverse floating rate securities, are particularly exposed to prepayment and extension risk. Small changes in mortgage prepayments can significantly impact the cash flow and mortgage value of these securities. The value of POs and IOs may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. An increase in mortgage prepayments of principal may result in significant losses to an IO security. Slower than anticipated prepayments generally adversely affects PO securities. The Portfolio’s share price may be adversely impacted because of its investment in these IO and PO securities.

•

Interest Rate Risk – The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its mortgage-related and other fixed income securities) will tend to be lower than prevailing market rates. In periods of falling interest rates, the Portfolio’s yield (and the market value of its mortgage-related and other fixed income securities) will tend to be higher.

•

Credit/Default Risk – The risk that the credit rating of an issuer or guarantor of a security may be lowered or that an issuer or guarantor of a security or the counterparty to a derivative contract or repurchase agreement may default on its payment obligations.

•

Derivatives Risk – The risk that loss may result from the Portfolio’s investments in swaps, futures and options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. The Portfolio intends to use derivatives primarily to reduce the risk of its investments in mortgage-related securities or as part of a strategy to reduce exposure to other overall risks, such as interest rate risk, but the Portfolio may also use derivatives as a substitute for taking a position in the underlying asset or to generate additional returns. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when they would be beneficial. The Adviser will adopt procedures to identify and manage risks associated with investing in derivatives.

•

Leverage Risk – The risk that loss may result from the Portfolio’s investments in certain leveraged mortgage-related securities and derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. Leverage may also arise from the Portfolio’s use of borrowed money for leveraging purposes which may affect adversely the value of its share price. Using leverage in a declining market may cause a greater decline in the value of the Portfolio’s Share price than if the Portfolio were not leveraged. Fluctuations in interest rates on borrowings may reduce the Portfolio’s return or dividends it may pay.

•

Repurchase and Reverse Repurchase Agreements Risk – The risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Portfolio’s share price.

•

Short Selling – The risk that the Portfolio’s use of short sales will result in losses. A short sale involves the sale of a security that the Portfolio does not own. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limits, thus increasing the cost to the Portfolio of buying those securities to cover the short position. There can be no assurance that the Portfolio will be able to maintain the ability to borrow securities sold short. There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

•

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Liquid securities may also become illiquid because of market events or uncertainties. Portfolios with principal investment strategies that include derivatives or securities with substantial market and/or credit risk may have a greater exposure to liquidity risk. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably depending solely on the market conditions of supply and demand. In such a market, the value of such securities and the Portfolio’s share price may change dramatically. The value of a security may decline due to general market conditions that are not specifically related to a particular issuer such as real or

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perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest rates or adverse investor sentiment generally. The value of a security also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Portfolio’s share price or yield may be adversely impacted by market risk.

•

Market Sector Risk – The risk that the Portfolio’s risk level will depend on the market sectors in which the Portfolio is invested. The Portfolio may overweight or underweight certain market sectors, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.

•	Management Risk – The risk that a strategy used by the Adviser may fail to produce the intended results.

•

U.S. Government Securities Risk – The risk that the U.S. government will not provide financial support to U.S. government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

•

Non-Diversification Risk – The Portfolio is non-diversified, meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

•

Model Risk – The risk that the models used by the Adviser will not accurately predict the price movements or the total return for certain securities or for the Portfolio under certain future market conditions even if those market conditions were accurately predicted ahead of time. This risk may arise because models are applied to tasks for which they are inappropriate, because the market conditions that were used for calibration of such models are no longer useful for predicting future market environments, because assumptions used to generate model output are not robust or accurate, or other reasons associated with the inappropriate or incorrect implementation of such models. Even with the proper use of models, it should be understood that models generally provide estimated risk characteristics (such as effective duration and convexity) over a broad range of market scenarios, and may not be appropriate for particular scenarios that may transpire. There can be no assurance that estimates will be accurate or that the models calculating effective duration or effective convexity will be applied or implemented correctly. Additionally, there can be no assurance that the effective duration of the Portfolio will always remain within its targeted range. There can be no assurance that the Portfolio’s convexity generally will be within the limitations stated above (see “Investment Strategy — Convexity” and “Investment Strategy — Duration”).

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Risk/Return Information

The bar chart below shows the Fund’s performance for its first full calendar year since its inception. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance in not an indication of future results. Performance reflects voluntary fee waivers in effect. If fee waivers were not in place, performance would be reduced.

Total Returns for the Calendar Years Ended December 31

[GRAPHIC TO COME]

Best and Worst Quarterly Performance

Best Quarter         %

Worst Quarter         %

Year-to-date total return for the nine months ended September 30, 2008:         %

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Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year		Since Inception*
Before Taxes		%		%
After Taxes on Distributions		%		%
After Taxes on Distributions and Sale of Fund Shares		%		%
Lehman Brothers U.S. Treasury Bills 1-3 Month Index (reflects no deductions for fees, expenses or taxes) (1)%				%

*	Commenced operations on December 19, 2006.

(1)	The Lehman Brothers U.S. Treasury Bills 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. It is not possible to invest directly in an index.

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Fees and Expenses of the Portfolio

As a shareholder, you pay certain fees and expenses. Total annual Portfolio operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.48%
Distribution (12b-1) Fees	None
Other Expenses (1)	[	]%

Total Annual Portfolio Operating Expenses (2)	[	]%

(1)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

(2)	The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing certain expenses to the extent necessary to limit total annual Portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. These waivers and/or reimbursements may be terminated by the Adviser at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Portfolio remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information since the Fund’s inception, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by [                            ], the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

	For the Fiscal Year Ended August 31, 2008		For the period December 19, 2006* to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$		$10.00
Net investment income			0.38
Net realized and unrealized gain (loss) on investments, futures transactions, short sales, and swap agreements			(0.08)

Net increase in net assets resulting from operations			0.30

Dividends to shareholders from:
Net investment income			(0.38)
Net realized capital gains			—

Net asset value, end of period	$		$9.92

Total investment return (1)		%	3.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$		$161,278
Ratio of expenses to average net assets with waivers and expense reimbursements (excluding interest expense) (2)		%	0.60%
Ratio of expenses to average net assets with waivers and expense reimbursements (including interest expense) (2)		%	0.78%
Ratio of expenses to average net assets without waivers and expense reimbursements (including interest expense) (2)		%	0.95%
Ratio of net investment income to average net assets (2)		%	5.58%
Portfolio turnover rate		%	259.47	% (3)

*	Commencement of operations.

(1)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Annualized.

(3)	The portfolio turnover rate excluding TBA transactions is 125.15% for the period December 19, 2006 to August 31, 2007.

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MORE ABOUT THE PORTFOLIO’S INVESTMENTS AND RISKS

The Risk/Return Summary describes the Portfolio’s investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio’s investments and certain portfolio management techniques that the Portfolio may use. More information about the Portfolio’s investments and portfolio management techniques, some of which entail risks, is included in the SAI.

More About the Portfolio’s Investments

Mortgage-Related Securities. Mortgage-related securities may be issued by private companies or by government-sponsored entities or agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Ginnie Mae is a wholly-owned corporation of the U.S. government.

Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-related securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs may exhibit more or less price volatility and interest rate sensitivity than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Stripped mortgage-backed securities (“SMBS”) represent the right to receive payments of interest (“IOs”) or payments of principal (“POs”) on underlying pools of mortgage securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. IOs are particularly subject to prepayment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments. POs are particularly subject to extension risk.

Mortgage instruments, such as SMBS, often employ features that have the effect of leverage. As a result, small changes in interest rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged.

The Portfolio seeks to invest in floating rate debt instruments (“floaters”). While floaters provide a certain degree of protection against rises in interest rates, their yields fall in a decline in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may also invest in inverse floating IOs, which are IO securities related to inverse floaters. The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating interest only, or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio’s total assets at the time of purchase.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Portfolio to the risk that it will lose money if the additional investments do not produce enough income to cover the Portfolio’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, the Portfolio may have performed better had the Portfolio not entered into the mortgage dollar roll.

U.S. Government Securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

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Leverage. The Portfolio’s investments in mortgage-related securities may involve the use of leverage. The Portfolio may make margin purchases of securities and, in connection with the purchases, borrow money from banks and other financial institutions for investment purposes. The Portfolio may also engage in selling securities short, which is a form of leverage. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the use of leverage as an investment strategy will be successful.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”).

If the other party or “seller” defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable.

Borrowings and Reverse Repurchase Agreements. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. The Portfolio may also enter into reverse repurchase agreements when the Adviser believes that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leverage. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the investment return earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Other Investment Companies. The Portfolio may invest in securities of other investment companies subject to the limitations contained in the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that fall within the criteria set forth in the FCUA, subject to the waiver granted by the NCUA with respect to its rules and regulations.

Inverse Floaters. The Portfolio may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Inverse floaters may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Bank Obligations. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the FCUA and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Futures Contracts and Options on Futures Contracts. The Portfolio may purchase and sell Federal Funds, Treasury and Eurodollar futures contracts and may purchase and write put and call options on such futures contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Portfolio may engage in futures transactions on U.S. exchanges.

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The Portfolio may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options.

Options on Securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Portfolio may write (sell) call and put options and purchase put and call options on any securities in which the Portfolio may invest.

Writing and purchasing options is a highly specialized activity that involves special investment risks. The Portfolio may use options for either hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase the Portfolio’s transaction costs. Options written or purchased by the Portfolio may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risk. The Portfolio may be required to treat as illiquid certain over-the-counter options purchased and securities being used to cover certain written over-the counter options.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are purchased after the announcement of the offering but before the issue date of the securities in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the securities to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

Interest Rate Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

•

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

•

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

•

Options on swaps (“swaptions”) are options to enter into a swap agreement. The Portfolio may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

•	Limits on swaps. The total notional amount of swaps will not exceed 300% of the Portfolio’s net assets.

•

Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

•

Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

•	Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

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The Portfolio may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment techniques were not used.

Short Sales. The Portfolio may engage in short-sales of securities. A short sale is a sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will decline. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the market at a lower price than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss to the Portfolio.

Temporary Investments. The Portfolio may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions in all types of money market securities. If the Portfolio were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Investment Risks

The following provides additional information about the principal risks of investing in the Portfolio.

Risks of Fixed Income Securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and the Portfolio will not recover its investment.

Risks of Mortgage and Related Investments. Mortgage-related securities are particularly exposed to prepayment and extension risks. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of mortgage-related securities. A change in the prepayment rate can result in losses to investors. In addition, particular securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

The yields on stripped mortgage-backed securities that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-related securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The market value of stripped mortgage-backed securities consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Total return may fluctuate in rising interest rate environments and create greater price volatility. The yield to maturity on an interest-only security is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.

Call Risk. The risk that an issuer or borrower will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected. Issuers are more likely to exercise these rights during periods of declining interest rates, because they may be able to issue new lower-coupon instruments. The Portfolio may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium that the Portfolio may have paid. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. For mortgage-related securities, the early prepayment of principal by all or a portion of the borrowers underlying a mortgage security is functionally equivalent to a full or partial call of the security.

Risks of Derivative Investments. The Portfolio’s transactions, if any, in options, futures, options on futures, options on swaps, swaps and interest rate caps, floors and collars, involve risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the

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Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. Markets for derivatives are highly volatile and the use of derivatives may increase the volatility of the Portfolio’s net asset value and may result in substantial losses to the Portfolio. Certain derivative instruments may be illiquid. Although the Portfolio intends to invest in derivative instruments primarily to hedge against mortgage-related security risks and other risks, the Portfolio may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Credit/Default Risks. The Portfolio expects to purchase securities rated in one of the two highest rating categories by an NRSRO (e.g., Aaa or Aa as rated by Moody’s Investors Service, Inc. or AAA or AA as rated by Standard & Poor’s Rating Group). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one NRSRO even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Adviser to be of comparable credit quality. A security satisfies the Portfolio’s minimum rating requirement regardless of its relative rating (for example, plus or minus) within a designated major rating category. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Portfolio will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider which action, including the sale of the security, is in the best interest of the Portfolio and its shareholders. Debt securities purchased by the Portfolio may include securities issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), banks and other issuers.

Leveraging Risks. The use of leverage by the Adviser may increase the volatility of the Portfolio. Mortgage-related securities in which the Portfolio invests may be leveraged. These leveraged instruments may result in losses to the Portfolio or may adversely affect the Portfolio’s net asset value or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Portfolio may also use borrowed funds to create leverage. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Portfolio’s assets, the Portfolio may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Portfolio’s net asset value or total return.

To limit leverage risk, the Portfolio will segregate assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Directors, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of the Portfolio’s assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

Risks of Illiquid Securities. The Portfolio generally may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities may include:

•	Securities that are not readily marketable

•	Repurchase agreements with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain structured securities

•	Certain swap transactions

•

Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A securities may decrease the liquidity of the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.

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MANAGEMENT OF THE PORTFOLIO

Investment Adviser

BSAM, located at 237 Park Avenue, New York, New York 10017, serves as the Portfolio’s investment adviser. As a result of the acquisition of Bear Stearns by JPMorgan Chase, BSAM is an indirect, wholly owned subsidiary of JPMorgan Chase. JPMorgan Chase, 270 Park Avenue, New York, NY 10017, is a Delaware corporation and leading global financial services firm that operates in more than 60 countries. JPMorgan Chase is a leader in investment banking, financial services for consumers, small business and commercial banking, financial transaction processing, asset management, and private equity. BSAM is a registered investment adviser and provides investment advisory and sub-advisory services to open-end investment portfolios, U.S. equity and fixed income separate accounts, and alternative investment vehicles such as hedge funds, private equity funds and fund of funds. As of September 30, 2008, BSAM had approximately $[        ] billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Portfolio’s investment portfolio and is responsible for the selection and management of all investments of the Portfolio in accordance with the Portfolio’s investment objective and policies.

Portfolio Manager

The Portfolio is managed by a team that is led by Andrew Headley. Mr. Headley, Managing Director at BSAM, is primarily responsible for the day-to-day management of the Portfolio’s investments. Mr. Headley joined BSAM in 2005 as a Portfolio Manager. In this capacity, Mr. Headley oversees all strategy and security selection for the mortgage and asset-backed sectors. Mr. Headley came to BSAM from Fischer Francis Trees & Watts (“FFTW”), where he had worked since 1994. As a portfolio manager for FFTW’s mortgage and broad-market portfolios, Mr. Headley’s responsibilities included asset allocation, portfolio construction and risk management. Mr. Headley was also responsible for security selection within the commercial and residential mortgage-backed securities markets. Mr. Headley graduated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Economics and is a CFA Charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.48% of the Portfolio’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Portfolio is available in the Portfolio’s annual report for the period ended August 31, 2008.

The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing expenses to the extent necessary to limit total annual Portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. These waivers and/or reimbursements can be terminated at any time.

Revenue Sharing Arrangements

The Adviser has entered into revenue sharing arrangements. Under these arrangements, the Adviser may pay compensation, out of its own assets and not as an expense of the Portfolio, to Bear Stearns & Co., Inc. (“BSCO”) and other unaffiliated brokers, dealers or other financial Intermediaries (“Intermediaries”) in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser may pay compensation to BSCO or to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for administrative or shareholder processing services. The payments will not exceed 0.20 percent of the amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Portfolio). The amount of these payments may be different for different Intermediaries. These payments, and the basis upon which an Intermediary receiving these payments compensates its salespersons, could create an incentive for an Intermediary or its salespersons to recommend the Portfolio, based on the amount of compensation paid.

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OTHER SERVICE PROVIDERS

Shareholders

Distribution and Shareholder Services

Principal Underwriter

Facilitates the distribution of Shares and provides administrative services to the Portfolio's beneficial shareholders.

Transfer Agent and Dividend Disbursing Agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Portfolio Shares" and "Redemption of Portfolio Shares" sections for further instructions.*

Asset Management

Investment Adviser

Manages the Portfolio's investment activities.

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the portfolio's net asset value.

Portfolio Operations

Administrator and Portfolio Accounting Agent

Provides facilities, equipment and personnel to carry out administrative services for the Portfolio and calculates the Portfolio's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

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SHAREHOLDER INFORMATION

Pricing of Portfolio Shares

Shares of the Portfolio are priced at their net asset value (“NAV”). The Portfolio’s NAV per Share is calculated as follows:

Value of Assets Attributable to the Portfolio
NAV = –	Value of Liabilities Attributable to the Portfolio

Number of Outstanding Shares of the Portfolio

The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a “Business Day”). The NYSE is generally open Monday through Friday, except national holidays. The Portfolio will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services, dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company’s Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

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Purchase of Portfolio Shares

Portfolio Shares are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”). The Portfolio is offered solely to eligible state and federally chartered credit unions.

The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time at the Adviser’s discretion. You can only purchase Shares of the Portfolio via Wire on days the NYSE and PNC Bank, N.A. are open.

For purchase information, call 1-800-519-CUFS (2837).

Account. You may open an account by completing and signing an application and providing a list of persons authorized to give instructions to the Transfer Agent on behalf of the shareholder, together with any necessary supporting legal documentation (such as certified resolutions of the shareholder). Shareholders must elect, on the application, whether to permit redemption by telephone, and designate an account for payment of redemption proceeds from telephonic redemptions. You may obtain an application by calling CUFS® at (800) 519-CUFS (2837).

General. You may also purchase Shares of the Portfolio at the NAV per share next calculated after your order is received by PNC (the “Transfer Agent”) in good order as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

Initial Investment By Mail. Initial purchase of shares is accomplished by completing the account application and mailing it, together with supporting legal documentation, to the Transfer Agent at the address noted below, together with a check payable to Bear Stearns CUFS® MLP Mortgage Portfolio. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Bear Stearns CUFS® MLP Mortgage Portfolio	Bear Stearns CUFS® MLP Mortgage Portfolio
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9843	101 Sabin Street
Providence, RI 02940-8043	Pawtucket, RI 02860-1427

Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per Share of the Portfolio next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Portfolio may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). You must forward a completed application together with necessary supporting documentation to the Transfer Agent at the address noted above under “Initial Investment by Mail” before wiring funds. You must notify the Transfer Agent and CUFS® at (800) 519-CUFS (2837) before 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling CUFS® at (800) 519-CUFS (2837) to be connected with the Transfer Agent. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

ABA # 0310-0005-3

Account Number 86-1172-4119

F/B/O Bear Stearns CUFS® MLP Mortgage Portfolio

Ref. (Account Registration)

(Fund and Account Number)

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Subsequent Investments. Subsequent investments may be made at any time by purchasing Shares of the Portfolio at its NAV per Share by mailing a check payable to Bear Stearns CUFS® MLP Mortgage Portfolio to the Transfer Agent at the address noted under “Initial Investment by Mail,” or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” You must notify CUFS® and the Transfer Agent at (800) 519-CUFS (2837) before 4:00 p.m., Eastern time, on the wire date. Initial and subsequent purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

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Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio. The Adviser will monitor the Portfolio’s total assets and may decide to close the Portfolio at any time to new investments or to new accounts. Decisions to close or open the Portfolio are subject to Board approval. If the Portfolio closes to new investments, generally the closed Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the Portfolio directly or through accounts maintained by brokers by arrangement with the Company, and

b.	existing and future clients of financial advisers and planners whose clients already hold shares of the Portfolio.

Other persons who are shareholders of other funds of the Company are not permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Portfolio’s Shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. For business entities, partnerships, trusts, or other organizations, the Company may request additional documentation including, but not limited to, certified copies of the corporate resolution, partnership agreement, or trust document, which established the entity’s identity. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Portfolio Shares

You may redeem Shares of the Portfolio at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form (as defined below). You can only redeem Shares on days the NYSE and PNC Bank, N.A. are open and through the means described below.

For redemption information, call (800) 519-CUFS (2837).

You may redeem Shares of the Portfolio by mail, or by telephone (with proper authorization). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9843, Providence, RI 02940; for overnight delivery, requests should be addressed to Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Portfolio;

b.	Account Number;

c.	Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

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e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of corporations, trusts and other organizations.

Redemption By Telephone. If you are authorized to make redemptions by telephone, a redemption of Shares may be requested by calling CUFS® at (800) 519-CUFS (2837) and you will be connected with the Transfer Agent to place your redemption request. Redemption proceeds will be mailed to the primary registration address unless you provide wire instructions with your authorized instructions. There is no minimum or maximum amount that may be redeemed by phone.

To redeem by telephone, you must elect telephone redemptions in your account application and submit a list of authorized persons. When telephone redemptions are authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be an authorized person of a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Other Redemption Information. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Portfolio Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

Generally, redemption proceeds will be paid in cash, unless the Company’s Board of Directors, at its discretion, determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash. In such a case, some or all of the redemption proceeds may be paid in kind, which means that the Portfolio will distribute readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities received in redemption of their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the Act; as a result, the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

The Portfolio will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

The Portfolio may pay additional distributions and dividends at other times if necessary to avoid U.S. federal tax. The Portfolio’s distributions and dividends, whether received in cash or reinvested in additional Portfolio shares, are subject to U.S. federal income tax.

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Taxes

Shares of the Portfolio are available only to state and federally chartered credit unions, which the Portfolio expects will be generally exempt from federal and state income taxes. Accordingly, the Portfolio expects that shareholders will not be taxed on Portfolio distributions or on gains on disposition of Shares. Information regarding tax rules affecting the Portfolio is available in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

of

The RBB Fund, Inc.

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bear Stearns CUFS® MLP Mortgage Portfolio is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

An SAI has been filed with the SEC. The SAI, which includes additional information about the Bear Stearns CUFS® MLP Mortgage Portfolio, may be obtained free of charge, along with the annual and semi-annual reports, by calling (800) 519-CUFS (2837). The SAI, as supplemented from time to time, is incorporated in its entirety by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser’s website but a copy may be obtained by calling (800) 519-CUFS (2837).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call (800) 519-CUFS (2837). Shareholders can obtain a copy of the Portfolio’s SAI and Annual/Semi-Annual Reports to shareholders by telephoning the Portfolio at (800) 519-CUFS (2837).

Purchases and Redemptions

Call 1-800-519-CUFS (2837).

Written Correspondence

Street Address:

Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

P.O. Box Address:

Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9843, Providence, RI 02940-8043.

Securities and Exchange Commission

You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NUMBER 811-05518

BEAR STEARNS CUFS®

MLP MORTGAGE PORTFOLIO

Of THE RBB FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2008

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated December 31, 2008 (the “Prospectus”) pursuant to which shares (“Shares”) of the Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”), a series of The RBB Fund, Inc. (the “Company”) are offered. This SAI is incorporated by reference in its entirety into the Prospectus. Please retain this SAI for future reference.

For a free copy of the Prospectus, please call toll-free 1-800-519-CUFS (2837).

GENERAL INFORMATION

The Company is an open-end management investment company currently operating nineteen separate portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) serves as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.

The Portfolio seeks as its primary investment objective high total return; the Portfolio seeks preservation of capital as its secondary investment objective. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises . The Portfolio will notify shareholders in writing at least 60 days prior to changing its policy to invest at least 80% of its net assets in mortgage-related securities.

The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Mortgage-Related Securities Generally. The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain “embedded leverage” which can make them more sensitive to small movements in interest rates. There can be no assurance that the Portfolio will not lose money by investing in these securities.

The types of mortgage-related securities in which the Portfolio may invest, and certain risks associated with these securities, are set forth below. The descriptions are general in nature, and do not detail every possible variation in the types of securities that the Portfolio may acquire.

Mortgage Pass-Through Securities. The Portfolio may invest in both government guaranteed and privately issued mortgage pass-through securities that are fixed or adjustable rate. These securities “pass through” the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, not including any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders about certain characteristics of the mortgage loans and the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. If there is a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

U.S. government guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates.

On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs’ common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae, Freddie Mac and the Federal Home Loan Banks to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase GSE mortgage-backed securities through December 31, 2009 to aid mortgage affordability.

There is always a risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Portfolio may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae, Freddie Mac and Federal Home Loan Banks. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is therefore possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs or REMIC certificates may cause some or all of the classes of CMOs or REMIC certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986 (the “Code”), and which invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts although the Portfolio does not intend to invest in residual interests.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificate in various ways. In certain structures (known as

“sequential pay” CMOs or REMIC certificates), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs or REMIC certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC certificates include, among others, “parallel pay” CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often referred to as “companion” or “support” tranches) tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-related securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans secured by mortgages or deeds of trust creating a first lien on certain residential properties. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Because such mortgage-related securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from an NRSRO (e.g., Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, (“Moody’s”)), such securities often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the payment of cash advances to holders of mortgage-related securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement that arise out of a transaction’s structure include “senior subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-related securities).

The degree of credit enhancement for a particular issue of mortgage-related securities is based on the level of credit risk associated with the particular mortgages in the related pool. Subordination is designed to provide the holders of certificates having a higher payment priority with protection against most losses realized when the remaining unpaid principal balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates, beginning with the subordinate certificates with the lowest payment priority, before realized losses are allocated to the senior certificates. If enough losses have accumulated in the trust such that there are no longer any outstanding securities that are subordinate to the particular security that is held, any additional losses may be allocated to that security, thereby diminishing the total return of that security. Because actual losses for a pool of mortgages may be greater than what was projected at time of issuance, there is no guarantee that even the most senior securities issued from a trust will be completely protected from principal loss.

NRSROs are an additional way of measuring some of the risk of investing in privately issued mortgage-related securities. The ratings assigned by an NRSRO to mortgage-related securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. An NRSRO’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. An NRSRO’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by an NRSRO to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

In order to achieve ratings on one or more classes of mortgage-related securities, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

A reserve fund related to the senior certificates is another way to minimize the risk of those privately issued mortgage-related securities. The reserve fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the reserve fund reaches a specified amount.

The subordination feature, and a reserve fund, are intended to enhance the likelihood that senior certificate holders will receive the full amount of scheduled monthly payments of principal and interest due to them on a timely basis, and will protect the senior certificate-holders against certain losses. In certain circumstances, however, the reserve fund could be depleted and temporary shortfalls could result. If the reserve fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the reserve fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for mortgage-related securities may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Generally, in the event of delinquencies in payments on the mortgage loans underlying the mortgage-related securities, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (“SMBS”), which are multiclass mortgage-related securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-governmental originators. SMBS are structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The class of SMBS receiving all of the interest from the mortgage assets is known as the interest-only, or “IO” class, while the other class receiving all of the principal is known as the principal-only, or “PO” class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Although some SMBS may sometimes be referred to as “mortgage derivatives,” these securities are considered a part of mortgage-related securities within the Principal Investment Strategies in the Prospectus for purposes of the Portfolio and are generally not considered “derivatives” for purposes of the Portfolio’s strategies and investment limitations.

Floating Rate and Inverse Floating Rate Securities. The Portfolio may invest in floaters, which are fixed income securities with a floating or variable interest rate that changes when the specified market rate or index, such as the prime rate, changes, or at specified intervals of time. The Portfolio may also invest in inverse floaters, which are fixed income securities that have a coupon rate that varies inversely at a multiple of a designated floating rate. If the designated floating rate rises (typically because interest rates rise), the coupon rate of the inverse floater goes down. Conversely, if the designated floating rate goes down, the coupon rate of the inverse floater increases. Inverse floaters may reflect greater price volatility than fixed rate obligations having similar credit quality and redemption and maturity provisions. Some inverse floater CMOs are extremely sensitive to changes in prepayment rates on the underlying mortgage assets. An inverse floater may be considered “leveraged” if its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Furthermore, certain floaters and inverse floaters have additional risk characteristics that may add to their complexity. Some floaters and inverse floaters may have reference rates or indices that lag current interest rates, giving them unique risks. Particularly when other interest rate indices are rising, the coupons on securities that reference lagging rates or indices may pay below market interest rates for some period of time until such a lagging rates catch up with market rates. Additionally, some floating rate securities have caps that prevent the coupon rate from moving in unison with a reference index. As interest rates rise, securities that have lower interest rate caps will tend to depreciate in value relative to similar floating rate securities that have higher caps or no caps.

The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating IO or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio’s total assets at the time of purchase.

A number of indices, used alone or in combination, provide the basis for rate adjustments on floating rate securities. Commonly utilized indices include the One-Year, Three-Year and Five-Year Constant Maturity Treasury rates, the 11th District Federal Home Loan Bank Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year LIBOR, the Three-Month, Six Month or One-Year Treasury Bill rate, the National Median Cost of Funds, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year Constant Maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index (“COFI”), tend to lag behind changes in market rate levels. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices, and whether the instrument moves with or inversely to the applicable index.

Certain Risks Associated with Investing in Mortgage-Related Securities.

The risks of investing in mortgage-related securities (such as those described above) include the failure of a counter party to meet its commitments, volatility, adverse interest rate changes and the effects of prepayments on mortgage cash flows.

There is also a difference in the yield characteristics of mortgage-related securities from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

Volatility and Prepayment. As a result of the potentially greater volatility, if the Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. The Adviser may seek to manage these potential risks by investing in a variety of mortgage-related securities and by using certain hedging techniques.

The timing and level of prepayments on a pool of mortgage loans cannot always be accurately predicted. Prepayments are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgaged properties and servicing decisions). A predominant factor affecting the prepayment rate is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (factoring in the cost of refinancing). Generally, prepayments on mortgage loans increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Portfolio are likely to be greater during a period of declining mortgage interest rates for both adjustable rate mortgage loans and fixed rate mortgage loans. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-backed securities that were prepaid or lower than the rate on existing adjustable rate mortgage pass-through securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. Due to these factors, there is a risk that mortgage-backed securities can be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates.

Interest Rates and Prepayment. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-related securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-related securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Portfolio from selling such securities it holds at times or prices that it desires.

As most of the Portfolio’s investments will be interest-rate sensitive, the Portfolio’s performance will depend in part upon the Adviser’s ability to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to reduce the associated risks to the Portfolio’s investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool because a portion of the mortgage interest is used to pay the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor. Excess interest retained by the issuer will also decrease the rate of interest available for securitization. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Some derivative debt securities contain “embedded leverage” which may make them more sensitive to even small movements in interest rates. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-related securities.

PAC and targeted amortization class (“TAC”) CMO bonds. PAC and TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Nature of Adjustable and Fixed Rate Mortgage Loans

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Portfolio may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans (“ARMs”). The Portfolio may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. Certain ARMs, however, provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate (cap) or below an applicable lifetime minimum rate (floor) for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. If a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. If a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have prepayment risk associated with them. The rate of principal prepayments with respect to ARMs has fluctuated in the past. The value of mortgage-related securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. The Portfolio may invest in pools of ARMs, which may, but are not required to be, floaters or inverse floaters. If prevailing market interest rates increase or decrease dramatically, the value of the Portfolio’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are a number of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the Three-Month Treasury Bill rate, the 180-Day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. The Portfolio may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the “Fixed Rate Mortgage Loans”) will bear simple interest at fixed annual rates and typically have terms of 15 or 30 years, but may be shorter or longer as new products may appear from time to time and be included for investment. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Mortgage Dollar Roll Transactions. The Portfolio may enter into mortgage dollar roll transactions in which the Portfolio sells securities for delivery on a specified date and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio receives the benefit of the “drop” which is the difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. So long as the benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, then the Portfolio’s performance will be improved by using mortgage dollar rolls. Until the settlement date, the Portfolio will maintain in a segregated account, either with the Portfolio’s custodian or on the books of the Adviser, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. The

Portfolio does not treat mortgage dollar rolls as borrowings. Successful use of mortgage dollar rolls depends on the Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Adviser is incorrect, the Portfolio may lose money by using mortgage dollar rolls. There is no assurance that mortgage dollar rolls can be successfully employed.

U.S. Government Obligations. The Portfolio may purchase U.S. government securities. Some U.S. government securities (such as U.S. Treasury bills, notes and bonds) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by certain U.S. government agencies, instrumentalities or sponsored enterprises, are supported by (a) the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury; (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (c) only the credit of the agency or instrumentality issuing the obligation. Such guarantees of U.S. government securities held by the Portfolio do not, however, guarantee the market value of the shares of the Portfolio. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government securities that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government securities are subject to interest rate risk.

U.S. Treasury securities include the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Custodial Receipts. The Portfolio may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Portfolio may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of

Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Portfolio enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio’s outstanding shares.

When the Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Investment Company Securities. The Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Portfolio’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Such other investment companies will have investment objectives, policies or restrictions that limit their investments to those authorized for federally chartered credit unions under the Federal Credit Union Act.

Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances, bank notes, or deposit notes issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the Rules and Regulations thereunder.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Portfolio agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Portfolio will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitments.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio’s net asset value (“NAV”) starting on the day that the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Portfolio’s assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio’s NAV as long as the commitment remains in effect.

Borrowing. The Adviser intends to borrow for leverage or for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. The Portfolio must maintain asset coverage of at least 300% of the amounts borrowed. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the NAV of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. As a result, the Portfolio’s share price may be subject to greater fluctuation until the borrowing is paid off. The Portfolio’s short sales against the box and related borrowing are not subject to the restrictions outlined above.

Restricted and Illiquid Securities. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities, which are securities that the Adviser believes cannot be disposed of in seven days in the ordinary course of business at the value the securities are held on the Portfolio’s books. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Any security can become illiquid at any time, but generally, illiquid securities could include (but are not limited to): securities that are not readily marketable; repurchase agreements and other agreements with a notice or demand period of more than seven days; securities for which there is no secondary market; certain structured securities and certain swap transactions; certain over-the-counter options such as interest rate caps, floors and collars; and certain restricted securities, such as privately-placed securities, that the Adviser determines are illiquid, based on its review of the trading markets for the specific restricted security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The Portfolio may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These Rule 144A Securities will not be considered illiquid if the Adviser determines that an adequate trading market exists for the securities. As a result, the Portfolio could hold more illiquid securities during any period in which qualified institutional buyers become uninterested in purchasing Rule 144A Securities.

Normally, Rule 144A Securities are purchased and valued at a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Rule 144A Securities and prevailing supply and demand conditions.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may adversely affect the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Board of Directors has delegated to the Adviser the daily function of determining and monitoring the liquidity of the Portfolio’s securities in accordance with procedures adopted by the Board. The Board exercises its oversight responsibility for liquidity and remains responsible for liquidity determinations.

Securities Lending. The Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risks of delay in recovering the securities loaned or even risks of loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

Market Fluctuation. The market value of the Portfolio’s investments, and thus its net asset value, will change in response to market conditions affecting the value of its portfolio securities. For most fixed income securities, when interest rates decline, the value of fixed rate obligations normally can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations normally can be expected to decline. Other securities in which the Portfolio may invest do not change inverse to interest rates. Certain securities, for structural reasons, behave in the opposite manner and are expected to move in parallel with interest rates. By contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Portfolio may be limited by its objective, investors should be aware that an investment in the Portfolio may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Portfolio, an investment in the Portfolio should not be considered a complete investment program.

Money Market Instruments. The Portfolio may invest a portion of its assets in money market instruments, which are short-term, high-quality debt instruments, for temporary defensive purposes that may include, among other things, U.S. government securities and bank obligations. See “U.S. government Obligations” and “Bank Obligations” above. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Portfolio may purchase and sell Federal Funds, Eurodollar and Treasury futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selections and duration. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Federal Funds futures contracts are futures contracts based on the simple average of the daily effective federal funds rate during the month of the contract. The effective federal funds rate is a weighted average of all federal funds transactions for a group of federal funds brokers who report to the Federal Reserve Bank of New York each day. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Treasury futures are futures contracts to buy or sell the underlying Treasury securities of various maturities. The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Portfolio are traded on U.S. exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Portfolio’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio’s securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Portfolio’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities the Portfolio owns may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Portfolio’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Portfolio may take a “long” position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. Additionally, long positions in futures contracts may be used to hedge certain parts of the Portfolio which might be adversely affected by a drop in interest rates.

The acquisition of put and call options on futures contracts will give the Portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Portfolio’s assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Portfolio’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Portfolio will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or securities or instruments which it expects to purchase. Except as stated below, the Portfolio’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns or securities purchased to protect the Portfolio against an increase in the price of securities it intends to purchase.

The Portfolio will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Portfolio to “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures while the futures contracts and options are open. Typically, this means that the Portfolio will establish a segregated account consisting of cash or liquid securities in an amount equal to the aggregate underlying value of such contracts or options. In accordance with applicable federal securities laws, including the 1940 Act, related rules and various SEC and SEC staff positions, with respect to certain kinds of derivatives, the Portfolio must segregate assets. For example, with respect to forwards and futures contracts that are not contractually required to “cash settle”, the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards, futures and index options that are contractually required to “cash settle”, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash settled forward, futures and index options contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. Using leverage involves certain risks. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Using futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Portfolio’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the Adviser’s expectations regarding movements in securities prices or interest rates are incorrect, the Portfolio may have experienced better investment results without hedging. Using futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from using futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. If there is an imperfect correlation between a futures position and a portfolio position which is intended to be protected, then the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Perfect correlation between the Portfolio’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Portfolio’s portfolio investments generally are limited to futures on various financial indices.

Options on Securities. The Portfolio may write call and put options on any securities in which it may invest. The Portfolio may purchase and write such options on securities that are listed on national domestic securities exchanges or traded in the over-the-counter market. A call option written by the Portfolio obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. The purpose of writing call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Portfolio obligates it to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Portfolio accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account noted on the Portfolio’s records or maintained by the Portfolio’s custodian with a value at least equal to the Portfolio’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio’s net exposure on its written option position.

The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option or with a third party by assignment. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction.

The Portfolio would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Portfolio may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds that do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Portfolio’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the Portfolio’s ability to enter such options will be subject to the Portfolio’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments on which options are written and purchased and the instruments in the Portfolio’s investment portfolio, the Portfolio may incur losses that it would not otherwise incur. Using options can also increase the Portfolio’s transaction costs. The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

Interest Rate Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Portfolio may enter into interest rate and total return swaps and interest rate caps, floors and collars. The Portfolio may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

The Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Portfolio may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. Generally, however, the Portfolio will enter into interest rate and total return swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

To the extent that the Portfolio’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Portfolio and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

The Portfolio will not enter into any interest rate or total return swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or A or P-1 or better by Moody’s or their equivalent ratings, or, if unrated by such rating organization, determined by the Adviser to be of comparable quality.

Using interest rate and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Using a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if the Portfolio had invested in the reference obligation directly because, in addition to general market risks, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement if the swap counterparty defaults or files for bankruptcy protection. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Company’s Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolio’s transactions in swaps, swaptions, caps, floors and collars.

Interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions), futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts); option on securities otherwise eligible for investment, interest rate caps, interest rate floors and interest rate collars may constitute derivative instruments. The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities or as part of a strategy to reduce exposure of its investments in mortgage-related securities or as part of a strategy to reduce exposure to other overall risks, such as interest rate risk, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

Zero Coupon Bonds. To the extent consistent with its investment objective, the Portfolio generally may invest in zero coupon bonds, which are debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Zero coupon bonds are used to manage cash flow.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio. Additionally, the market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. There are no limitations on the length of time that securities may be held by the Portfolio and the Portfolio’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which would be borne by the Portfolio and its shareholders. In addition, a high rate of portfolio turnover rate may result in more taxable distributions and income to shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Portfolio’s securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Portfolio were to write a substantial number of options, which are exercised, the portfolio turnover rate would increase.

Securities of Unseasoned Issuers. The Portfolio may invest in securities of unseasoned issuers, including fixed income securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities generally would not exceed 15% of the Portfolio’s net assets. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The Portfolio may enter into short sales. Short sales are transactions in which the Portfolio sells a security it does not own and borrows the security for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The price of the security when it is replaced may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Short selling allows the Portfolio to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Portfolio engages in short sales will depend on the Portfolio’s investment strategy and opportunities.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A short sale creates the risk of a theoretically unlimited loss, because the price of the underlying security could theoretically increase without limit, increasing the cost to the Portfolio to purchase the securities to cover the short position. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio.

The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Portfolio’s net assets.

There can be no assurance that the Portfolio will maintain its ability to borrow securities sold short. In such a case, the Portfolio may be forced to repurchase the securities in the open market to return to the lender. There can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the open market. Purchasing securities to close out a short position can itself cause the price of the security to rise, which could exacerbate the loss. The technical aspects of borrowing security for delivery involves a degree of skill in locating a counterparty to lend the security for delivery and assessing the holdings of securities to determine whether the Portfolio may have to repurchase the securities even if credit deterioration has occurred.

Leverage. Under the 1940 Act, the Portfolio may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Although using leverage may create an opportunity to increase the Portfolio’s return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Portfolio including:

•	the likelihood of greater volatility of the Portfolio’s NAV than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Portfolio’s return and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the Portfolio’s NAV than if the Portfolio were not leveraged.

The Portfolio nevertheless may determine to continue to use leverage if the benefits to the Portfolio’s shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

Non-Diversified Status. Since the Portfolio is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, with respect to 50% of its total assets, the Portfolio may invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Portfolio’s total assets, (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Portfolio may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government securities and regulated investment companies.

INVESTMENT LIMITATIONS

The Portfolio has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio. The Portfolio may not:

1.

Borrow money, except the Portfolio may (a) borrow from banks (as defined in the 1940 Act) and enter into reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

(c) obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) engage in dollar roll transactions which are accounted for as financings. The Portfolio may not mortgage, pledge or hypothecate any assets, except in connection with any permitted borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Portfolio will not purchase securities while aggregate borrowings for temporary purposes exceed 5% of the Portfolio’s total assets. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests.

2.	Issue senior securities, except as described above in number 1 or as permitted under the 1940 Act;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

5.	Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase, sell or enter into options, futures contracts, options on futures contracts, swap agreements and other derivative instruments;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in U.S. government obligations, loan participations and assignments, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (including any borrowings) in mortgage-backed securities.

The Portfolio’s investment objective and strategies described in the Prospectus are not fundamental and may be changed by the Company’s Board of Directors without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities. The policy relating to the disclosure of the Portfolio’s securities is designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s securities holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The scope of the information relating to the Portfolio that is made available on a website or in its reports may change from time to time without notice. The Adviser or its affiliates may include the Portfolio’s information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the web, the information is disclosed no earlier than the day after the date of posting to the website.

In addition to the 1940 Act requirements, the National Credit Union Administration (“the NCUA”) requires the Adviser to provide to existing shareholders of the Portfolio with certain information, including an interest rate “shock test”, portfolio holdings and industry and sector concentrations on a monthly basis, with a 30 day lag time (the “Monthly Disclosure Report”). The Monthly Disclosure Report will be available on a password protected website and/or in a monthly report to be available to existing shareholders. The Adviser will permit qualified prospective investors to access the Monthly Disclosure Report, subject to a confidentiality and non-dissemination agreement. The Adviser may also permit qualified consultants such as Lipper Analytical Services, Inc., Strategic Insight, Morningstar, Moody’s or other such agencies or consultants, or reporters or publications (“third party reviewers”) to access the Monthly Disclosure Report for purposes of evaluating or assessing the Portfolio, or to provide an investment rating concerning the Portfolio. Any such disclosure will be made subject to a confidentiality agreement limiting the use of the Monthly Disclosure Report to a proper purpose. The Monthly Disclosure Report will not be disclosed to any third party reviewer before it is disclosed to existing shareholders and prospective investors who have requested access.

Prospective investors seeking access to the Monthly Disclosure Report must complete an Online Access Application with the Adviser. The Application can be obtained by calling the Adviser at (800) 519-CUFS (2837). Prospective investors must certify that they are a state or federally chartered credit union that is Well Capitalized under Part 702 of the NCUA Rules and Regulations that expects to meet the minimum requirements to invest in the Portfolio. Prospective investors must also agree to maintain the confidentiality of the Monthly Disclosure Report and agree that they will not disclose or transmit the contents of the Monthly Disclosure Report in any manner without the prior written consent of the Adviser. Upon submission of the Access Application, and the Adviser’s verification of the prospective investor’s status, the Adviser will contact the prospective investor to provide a password for access to the Monthly Disclosure Report. The Adviser may terminate access if it is not used, or if it appears to the Adviser to be used improperly.

The Adviser reserves the right to refuse to fulfill any request for portfolio data (including the Monthly Disclosure Report) from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

The Company may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to the third-party service providers of the Company, which include PFPC Trust Company, the custodian for the Portfolio; PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (formerly known as PFPC Inc.), the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley, the financial printers; and Institutional Shareholder Services Inc. (“ISS”), the Portfolio’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a

30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of Portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19009 DOB: 03/7/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	19	Kalmar Pooled Investment Trust (registered investment company); WT Mutual Fund (registered investment company); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19009 DOB: 12/06/35	Director	1988 to present	Retired; Vice President, Fox Chase Cancer Center (biomedical research and medical care) (2000-2004).	19	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19009 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	19	None

Mark A. Sargent 103 Bellevue Parkway Wilmington, DE 19009 DOB: 4/28/51	Director	2006 to present	Dean and Professor of Law, Villanova University School of Law since July 1997; Member, Board of Directors, New York Stock Exchange, Inc. (2006-present); Member Board of Governors, Financial Industry Regulatory Authority, Inc. (2007-Present).	19	WT Mutual Fund (registered investment company) 25 Portfolios

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19009 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	19	MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/28/41	Director	2006 to present	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kanter-Davidoff (law firm) (2006 to date).	19	Reich and Tang Group (asset management); The Sparx Asia Funds (registered investment company)

INTERESTED DIRECTORS[2]

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications).	19	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	19	Cornerstone Bank

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19009 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	19	Kensington Funds (registered investment company) 6 Portfolios

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Director, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/28/74	Secretary	2007 to present	Since 2005, Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PMC Global Investment Servicing (U.S.) Inc. from 2002 to 2004.	N/A	N/A

*	Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an “interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, three of whom are considered “Interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee, a Nominating and Governance Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2008.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Brodsky, Reichman, Sargent and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2008.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Sargent. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2008.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sargent, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened six times during the fiscal year ended August 31, 2008.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2007.

[to be updated by amendment]

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS

Nicholas A. Giordano	__________	__________

Francis J. McKay	__________	__________

Arnold M. Reichman	__________	__________

Mark A. Sargent	__________	__________

Marvin E. Sternberg	__________	__________

Robert A. Straniere	__________	__________
INTERESTED DIRECTORS

Julian A. Brodsky

J. Richard Carnall	__________	__________

Robert Sablowsky	__________	__________

Directors’ and Officers’ Compensation

Effective October 1, 2008 the Company pays each Director at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and regular Committee meeting and $1,000 for each special Committee meeting attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. From March 1, 2008 to October 1, 2008 the Company paid each Director at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee, Nominating Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 15, 2006 to May 23, 2007, the Company paid each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director received a fee of $500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2008, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

[to be updated by amendment]

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$	N/A	N/A	$
Francis J. McKay, Director	$	N/A	N/A	$
Arnold M. Reichman, Director and Chairman	$	N/A	N/A	$
Mark A. Sargent, Director	$	N/A	N/A	$
Marvin E. Sternberg, Director	$	N/A	N/A	$
Robert A. Straniere, Director	$	N/A	N/A	$

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Interested Directors:
Julian A. Brodsky, Director	$		N/A	N/A	$
J. Richard Carnall, Director and former Chairman	$		N/A	N/A	$
Robert Sablowsky, Director	$		N/A	N/A	$
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$		N/A	N/A	$
Edward J. Roach President and Treasurer	$	$		N/A	$

As of December 31, 2007, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs ISS, a third party service provider, to assist in the voting of proxies. These procedures have been provided to ISS, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Adviser at (800) 519-CUFS (2837) and by visiting the SEC website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of             , 2008, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of , 2008 *(Percentage of shares owned rounded to the nearest whole percentage)

As of             , 2008 the Trustees and Officers owned as a group less than 1% of the Portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. (“Bear Stearns”), a publicly-traded Delaware corporation, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). As a result of the acquisition of Bear Stearns, which was completed on May 30, 2008, BSAM is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. Under the Advisory Agreement, BSAM will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Adviser will provide the services rendered by it in accordance with the Portfolio’s investment objectives, restrictions and policies stated in the Prospectus and Statement of Additional Information. BSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSAM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Agreement.

For its investment advisory services to the Portfolio, BSAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.48% of the Portfolio’s average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio’s total annual portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. The fee waiver and expense reimbursement are not contractual, and can be terminated at any time.

The Portfolio bears its own expenses not specifically assumed by BSAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to the expenses listed in the Prospectus and the following (or the Portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Company to its directors and officers.

On May 8, 2008, the continuation of the Advisory Agreement was approved for a term ending August 16, 2009 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Portfolio’s investment advisory agreement may be reviewed in the Portfolio’s annual report to shareholders dated August 31, 2008, which may be obtained by calling (800) 519-CUFS (2837) or by visiting the SEC’s website at www.sec.gov.

For the fiscal year ended August 31, 2008, the Fund paid the Adviser $             for investment advisory services and the Adviser waived fees and reimbursed expenses in the amount of $            . For the period December 19, 2006 (commencement of operations) to August 31, 2007, the Fund paid the Advisers $             for investment advisory services and the Adviser waived fees and reimbursed expenses in the amount of $            .

The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BSAM. The Advisory Agreement may also be terminated by BSAM on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment.

Revenue Sharing Arrangements

The Adviser pays compensation, out of its own assets and not as an expense of the Portfolio, to Bear Stearns & Co., Inc. (“BSCO”) and other unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser pays compensation to BSCO or to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for administrative or shareholder processing services. The payments will not exceed 0.20 percent of the amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Portfolio). The amount of these payments may be different for different Intermediaries. These payments, and the basis upon which an Intermediary receiving these payments compensates its salespersons, could create an incentive for an Intermediary or its salespersons to recommend the Portfolio, based on the amount of compensation paid.

Portfolio Manager

Other Accounts. The table below discloses accounts, as of August 31, 2008, other than the Portfolio, managed by a team led by Andrew Headley, who is primarily responsible for the day-to-day management of the Portfolio.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets		# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Andrew Headley, CFA	Other Registered Investment Companies:	—		$—	—	$—
	Other Pooled Investment Vehicles:	—		$—	—	$—
	Other Accounts:	—	$	— Million	—	$—

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

Description of Compensation. Portfolio managers at BSAM are compensated with an annual salary and incentive bonus which is based on the pre-tax performance of the Portfolio. The salary generally accounts for less than half of their total compensation from BSAM. In addition to product performance, they are paid based upon teamwork, asset growth and contribution to the franchise. Product performance for the CUFS MLP Mortgage Portfolio is examined relative to the 1-3 Month Components of the Lehman Brothers U.S. Treasury Bills Index and 1-Month LIBOR. In determining Mr. Headley’s compensation, there is no difference between the method used to determine Mr. Headley’s compensation with respect to the Portfolio and the Other Accounts disclosed above. All officers of BSAM who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan and Mr. Headley is expected to satisfy the minimum compensation levels to participate in BSAM stock plans.

Securities Ownership. The Portfolio Manager does not own any shares of the Portfolio since the Portfolio is only offered to credit unions and not individual investors.

Custodian Agreement

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 is the custodian of the Portfolio’s assets pursuant to a Custodian Agreement dated August 16, 1988, as amended. Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Portfolio harmless from the acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, PFPC Trust Company receives a fee calculated daily and payable monthly at the annual rate of 0.01% of the first $250 million of the Portfolio’s average gross assets; 0.0075% of the next $250 million of the Portfolio’s average gross assets; and 0.005% of the Portfolio’s average gross assets over $500 million. There is a minimum monthly fee of $1,200 for the Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio. After one year from the implementation of these fees, PFPC Trust Company may adjust its fees once per calendar year, upon thirty days prior written notice in an amount not to exceed the cumulative percentage increase in the Consumer Price Index (CPI-U) U.S. City Average, All items (unadjusted), published by the U.S. Department of Labor since the last such adjustment in the monthly fees (or the implementation of these fees absent a prior adjustment).

Transfer Agency Agreement

PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Portfolio pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PNC: (a) issues and redeems shares of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Portfolio. PNC may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Portfolio under the Transfer Agency Agreement, PNC receives a fee at the annual rate of $25,000 paid monthly, exclusive of out-of-pocket expenses and other charges. PNC also receives reimbursement of its out-of-pocket expenses and other charges.

PNC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PNC provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PNC $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Agreement

PNC serves as administrator to the Portfolio pursuant to an administration and accounting services agreement dated October 17, 2006 (the “Administration Agreement”). PNC has agreed to furnish to the Portfolio statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Portfolio. In addition, PNC has agreed to prepare and file various reports with the appropriate regulatory agencies. The Administration Agreement provides that PNC shall be obligated to exercise care and diligence in the performance of its duties and to act in good faith in performing services thereunder. PNC shall be liable only for damages arising out of PNC’s failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Portfolio, PNC is entitled to receive a monthly fee calculated at an annual rate of:

•	0.0775 % of the Portfolio’s first $250 million of average net assets;

•	0.0575% of the Portfolio’s next $250 million of average net assets; and

•	0.0385% of the Portfolio’s average net assets in excess of $500 million.

The minimum monthly fee will be $12,000 per month for the Portfolio, exclusive of out-of-pocket and other charges.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PNC. Under this agreement, PNC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Portfolio’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PNC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal years ended August 31, 2008 and August 31, 2007, PNC received $             and $105,303, respectively in fees from the Fund for these services.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Portfolio pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the

“Distribution Agreement”), for the limited purpose of acting as statutory underwriter to facilitate the registration of the Portfolio’s shares. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of the Portfolio’s shares. Shares of the Portfolio are continuously offered. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Portfolio.

Administrative Services Agent

PFPC Distributors provides certain administrative services to the Portfolio that are not provided by PNC, pursuant to an Administrative Services Agreement, dated as of May 29, 1998, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Portfolio and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PNC from the fees PNC receives from the Portfolio pursuant to the Administration Agreement. The administrative fees, including waivers and reimbursements paid by the Fund to PNC for the fiscal year ended August 31, 2008 and August 31, 2007 were $             and $4,012, respectively.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for executing portfolio transactions for the Portfolio, subject to policies established by the Board of Directors and applicable rules. Debt and U.S. Government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

In transactions for securities not actively traded on a securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.

For transactions involving securities actively traded on a securities exchange, in selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions for the fiscal year ended August 31, 2008 and August 31, 2007 were $             and $39,920, respectively.

PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio are offered solely to eligible state and federally chartered credit unions and the NCUA may impose restrictions on eligible purchasers. The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time at the Adviser’s discretion. You may purchase shares directly by mail or wire. You must complete an account application before sending funds in payment for shares. To purchase shares, call (800) 519-CUFS (2837).

Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Portfolio Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in kind, which means that the Company will distribute to the redeeming shareholder securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act; as a result, the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in kind.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Portfolio from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

Shares of the Portfolio are priced at their net asset value (“NAV”). The NAV per Share is calculated as follows:

Value of Assets Attributable to the Portfolio
NAV =	- Value of Liabilities Attributable to the Portfolio
Number of Outstanding Shares of the Portfolio

The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services, dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Subject to the approval of the Company’s Board of Directors, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Portfolio’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company’s Valuation Committee under the direction of its Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio that are not described in the Prospectus.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

Federal Taxes

The Portfolio qualified during its last taxable year and intends to continue to qualify in each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

State and Local Taxes

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 78.073 billion shares have been classified into 120 classes as shown in the table below; however, the Company only has 29 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Ultra Short Income Fund)	50,000
		BBBB (Free Market U.S. Equity Fund)	100
		CCCC (Free Market International Equity Fund)	100
		DDDD (Free Market Fixed Income Fund)	100

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
		EEEE (Robeco WPG 130/30 Large Cap Core Fund - Investor Class)	100
		FFFF (SAM Sustainable Water Fund – Investor Class)	100
		GGGG (SAM Sustainable Water Fund – Institutional Class)	100
		HHHH (SAM Sustainable Water Fund – Class A)	100
		IIII –(SAM Sustainable Water Fund – Class C)	100
		JJJJ (SAM Sustainable Climate Fund – Investor Class)	100
		KKKK (SAM Sustainable Climate Fund – Institutional Class)	100
		LLLL (SAM Sustainable Climate Fund – Class A)	100
		MMMM (Sustainable Climate Fund – Class C)	100
		NNNN (Bear Stearns Multifactor 130/30 U.S. Core Equity Fund – Class A)	100
		OOOO (Bear Stearns Multifactor 130/30 U.S. Core Equity Fund – Class I)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are ten families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, the Marvin & Palmer Family, the Abundance Technologies Family and the Sustainable Asset Management Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the Robeco Investment Funds Family represents interests in seven non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in one non-money market portfolio; the Marvin & Palmer Family represents interests in one non-money market portfolio; the Abundance Technologies Family represents interests in three non-money market portfolios and the Sustainable Asset Management Family represents interests in two non-money market portfolios.

Each Share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other Share that represents an interest in the Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Portfolio will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution plan or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of the advisory agreement or a change in the Portfolio’s fundamental investment limitations, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

MISCELLANEOUS

Counsel

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and independent legal counsel to the Disinterested Directors.

Independent Registered Public Accounting Firm

                    , serves as the Portfolio’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolio’s Annual Report to shareholders for the fiscal period ended August 31, 2008 (the “Annual Report”) are                      into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm,                     , whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been                      in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling 1-866-509-7229.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower

A-1

capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

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“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”– Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

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“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

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Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

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“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

SUMMARY OF POLICY

Investment advisers are usually delegated the authority to vote proxies for shares held in a client’s account, although the client may choose instead to retain the right to vote the shares. Where Bear Stearns Asset Management Inc. (“BSAM”), as a federally registered investment adviser, has the authority to vote proxies, it owes each of its client’s the duties of care and loyalty.

1)	The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies (though an adviser is not required to vote every proxy).

2)	The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interests of clients and not to subrogate clients’ interests to its own.

Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Proxy Rule”) requires that an adviser that exercises voting authority over client securities:

•

adopt and implement written policies and procedures for voting client proxies that are reasonably designed to ensure that BSAM votes client securities in the best interest of its clients, and describes how BSAM addresses material conflicts of interest that may arise between it and its clients;

•	disclose to its clients how they may obtain information on how BSAM voted their proxies;

•	describe its proxy voting procedures to its clients and provide copies on request;

•	maintain certain records relevant to proxy voting under Rule 204-2(c)(2).

PROCEDURES FOR COMPLIANCE

Overview

BSAM’s portfolio managers (“PM”) are responsible for monitoring corporate developments and voting proxies for his/her managed accounts or funds. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies only if expressly provided for in their governing instruments. To help PMs:

a)	Meet their proxy voting obligations,

b)	Reasonably ensure that proxy votes are voted in their clients’ best interest,

c)	Avoid possible conflicts of interest in connection with proxy voting, and

d)	Increase the efficiency of voting proxies,

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PROXY POLICYS AND PROCEDURES

BSAM has retained the services of RiskMetrics Group Institutional Shareholder Services Governance Services (“ISS”) to act as its voting agent for domestic and foreign shareholder votes. ISS is an independent proxy voting firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters, and making objective voting recommendations intended to maximize shareholder value.

BSAM’s U.S. and international voting policies can be viewed online at the ISS Governance Analytics (“GA”) website http://www.riskmetrics.com/issgovernance/policy/index.html. Once you have opened the website, click on “200x Policy Information” for the appropriate year (e.g., “2008 Policy Information”).

To ensure its own independence from issuers, ISS maintains and enforces a “Chinese Wall” that separates the staff and systems involved in proxy analysis operations and corporate governance consulting services. Additionally, ISS provides BSAM a representation confirming that ISS does not face a conflict of interest in respect to each issuer every time for which ISS casts a proxy vote. In the event that a conflict of interest does arise, ISS will inform BSAM of its inability to vote. ISS’s research group will provide a complete analytical summary, but will not issue a final vote recommendation. BSAM will have the responsibility to provide ISS with the specific voting recommendation.

Vote Administration

1)	At the start of the proxy voting season (i.e., February) PMs should

a)	Obtain a listing of companies in his/her portfolio;

b)	Go to the GA website at https://ga.issproxy.com/ to

i)	Determine when the annual meetings for each portfolio company will take place; and

ii)	Review ISS vote recommendations for the portfolio stocks.

•	ISS will generally post its recommendations in GA two weeks prior to the voting date.

•	If necessary, the PM should perform independent research to gather additional information.

2)	If, the PM agrees with ISS’s vote recommendations, ISS will vote the proxies reflecting its vote recommendations on behalf of BSAM’s clients without any notification required from BSAM. The proxies will be voted according to the applicable BSAM voting policy unless instructed by the PM and Proxy Committee.

Voting based on Portfolio Manager’s Election and Proxy Committee Approval

If a PM disagrees with an ISS vote recommendation he/she may elect to over-ride the ISS recommendation. It is possible, that with respect to a particular vote, a PM may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients.

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PROXY POLICYS AND PROCEDURES

1)	Where a PM elects to over-ride the ISS recommendation, the PM must notify BSAM’s Proxy Committee of such election.

2)	The Proxy Committee is responsible for determining whether the PM(s) or BSAM has a conflict of interest (see Exhibit A) which would affect the proxies being voted.

a)	The Proxy Committee is comprised of BSAM’s Chief Investment Officer (“CIO”), Global Head of Institutional Business and Global Head of Hedge Fund Business (or their respective designees).

i)	The Chief Investment Officer serves as the Committee Chairperson.

ii)	Compliance and/or Legal invitees will provide advisory assistance.

3)	The CIO will work with the BSAM Chief Compliance Officer (“CCO”) (or his designee) to conduct the conflict investigation (see Exhibit A) for the Proxy Committee and the findings will be reported to the Proxy Committee. If a conflict is found to exist, the Proxy Committee will not authorize the CIO to vote the proxies in accordance with the PM’s requested election.

4)	If no conflict is present the CIO will execute the vote through GA.

5)	Conflicts of interest are more fully described below under Exhibit A.

ISS Cannot Recommend a Vote

1)	Where ISS does not cover a company or otherwise cannot recommend a vote, the PM(s) must determine how s/he will vote the proxies and notify the CIO (or his designee) of how the proxy should be voted.

2)	The CIO will work with the CCO (or his designee) to conduct a conflict investigation (see Exhibit A) for the Proxy Committee and the findings will be reported to the Proxy Committee. If a conflict is found to exist, the Proxy Committee will not authorize the CIO to vote the proxies in accordance with the PM’s recommendation.

a)	The PM will be instructed to refer the matter to his/her clients and recommend that they vote the proxies themselves.

b)	The referral of a voting matter to clients will be undertaken jointly by the associated PM(s) and a member of BSAM’s Legal and Compliance group in order to make certain that the voting issue and its implications for the company in question are described and conflicts of interest are fully disclosed.

3)	If no conflict is present the CIO will execute the vote through GA.

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PROXY POLICYS AND PROCEDURES

Client Election

•	Clients may instruct BSAM on proxy voting issues notwithstanding having delegated such authority to BSAM. In this instance BSAM will vote the proxy in accordance with a client’s written instructions.

•	The client’s instructions will be filed along with the client’s documentation and with Compliance.

Securities on Loan

•	When a security held in an account managed by BSAM is loaned to a third party, the borrower is responsible to vote any proxies on shareholder matters that arise during the term of the loan.

Disclosure of How to Obtain Voting Information

•	BSAM will disclose, in Part II of its Form ADV, to its clients how they can obtain information on how their securities were voted.

Description of Proxy Voting Policies and Procedures and How to Obtain a Copy

•	BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV and tell clients how they can obtain the actual policies and procedures upon request.

SUPERVISION AND REVIEW OF COMPLIANCE PROCEDURES

ISS Performance Review. Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services.

DOCUMENTATION AND RECORD KEEPING

Under Rule 204-2(c)(2), BSAM must retain the following documents for a period of at least five (5) years:

1)	Proxy Policies and Procedures

a)	Copies of all policies and procedures required by the Proxy Rule;

2)	Proxy Statements

a)	A copy of each proxy statement received regarding client securities (a third party, such as ISS, may retain and can be obtained from the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”));

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PROXY POLICYS AND PROCEDURES

3)	Voting Records

a)	A record of each vote cast on behalf of clients (a third party, such as ISS, may make and retain);

4)	Decision-Making Documents

a)	A copy of any document created by BSAM that was material to making a decision how to vote proxies or that memorializes the basis for the decision; and

5)	Client Requests and Responses

a)	A copy of each written client request for proxy voting information and a copy of any written response by BSAM to any (written or oral) client request for information on how BSAM voted proxies on behalf of the requesting client.

ASSOCIATED POLICIES

•	Code of Ethics, Client Communication Policy

REGULATORY AUTHORITY

a)	Rule 206(4)-6 under the Investment Advisers Act of 1940;

b)	Investment Advisers Act Rel. No. 2106 (Jan. 31, 2003), 68 Fed. Reg. 6593, (Feb. 7, 2003).

Revision Dates	Author	Comments
12/18/07	Curtis Flippen

9/2/04	Marisol Perez	Amendment to ‘Independent Proxy Research’ section, addition of ‘Duty to Report’ section & voting recommendations chart

08/2003	Larry Lafer/ Steven Bornstein	Initial policy

5

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

EXHIBIT A

Conflicts of Interests

Any circumstance or relationship which would compromise a PM’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee.

1)	Identifying Conflicts of Interest

a)	The Proxy Committee will deem a conflict to exist whenever BSAM or one of its PMs has a personal or business interest in the outcome of a particular matter before shareholders. A conflict may arise where:

i)	BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. For example, BSAM or a PM has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (e.g., an employee group) such that failure to vote in favor of management (or the proponent) could harm BSAM’s relationship with the company (or proponent).

ii)	BSAM or one of its PMs has a business or personal relationship with participants in proxy contests, corporate directors or candidates for directorships. For example, a PM may have a relative who serves as a director or executive of the company.

2)	Procedures to Address Material Conflicts

a)	Whether BSAM’s relationships with other parties create a material conflict will depend on the facts and circumstances of each case. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s PMs from voting proxies where they disagree with ISS or ISS has given no voting recommendation. Additionally, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its PM from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

b)	In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected an information barrier to prevent, detect and deter the misuse, misappropriation or improper dissemination of confidential and proprietary information and MNPI by its employees.

c)	As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

i)	A current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

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BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

ii)	The PM responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

iii)	A third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the PM responsible for voting a proxy; or

iv)	A company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List-Watch List.

3)	Duty to Report Conflicts

a)	Any BSAM employee who is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how BSAM or a Portfolio Manager votes its proxies has a duty to disclose the existence of the situation to BSAM Compliance.

Compliance Conflict of Interest Investigation Questions

The CIO will work with the CCO (or his designee) to conduct a conflict investigation for the Proxy Committee and the findings will be reported to the Proxy Committee. At a minimum the following questions will be considered:

Date:

Name of Security:

Name of Portfolio Manager:

Is the company with respect to which proxies are being solicited on the Bear Stearns corporate finance Restricted List or Watch List?	Yes/No

Has the portfolio manager responsible for voting a proxy identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote?	Yes/No

Does BSAM have a substantial business relationship with the portfolio company?

7

PROSPECTUS

DECEMBER 31, 2008

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

NOT FDIC INSURED	MAY LOSE VALUE NO BANK GUARANTEE

SENBANC FUND

i

SENBANC FUND

SUMMARY	Investment Objective

The Senbanc Fund (the “Fund”) seeks long-term capital appreciation.

Main Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Hilliard Lyons Research Advisors (the “Adviser”), a division of J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) and the investment adviser to the Fund, uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

Main Risks of Investing

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

Market Risk:	The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

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SENBANC FUND

Industry Concentration Risk:	Because the Fund concentrates in a single industry (banking), its performance is largely dependent on that specific industry’s performance, which may differ in direction and degree from that of the overall stock market. Volatile interest rates or deteriorating economic conditions can adversely affect the banking industry and, therefore, the performance of the equity securities of Banks.

Portfolio Management Risk:	The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.

Smaller and Medium-Sized Company Risk:	Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. The equity securities of smaller and medium-sized companies often fluctuate in price to a greater degree than equity securities of larger, more mature companies. In addition, such companies may have more limited financial resources and less liquid trading markets for their securities.

Nondiversification Risk:	This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds.

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SENBANC FUND

PERFORMANCE	The Fund began operations on July 8, 1999 as a series (the “Predecessor Fund”) of Hilliard Lyons Research Trust (the “Trust”). After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Company”). The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund.

The performance information shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance for each full calendar year since the Fund commenced operations. This information also shows how the average annual returns for the Fund compare with those of a relevant, broad-based benchmark, the S&P 500® Index, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested. Performance reflects fee waivers in effect from July 8, 1999 through February 28, 2003. If fee waivers were not in place, the Fund’s performance would be reduced. The Fund’s past performance is not indicative of future results.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	[ ]% (quarter ended [ ])

Worst Quarter:	[ ]% (quarter ended [ ])

Year to Date Total Return as of September 30, 2008: [        ]%

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SENBANC FUND

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/07(1)	1 Year	5 Year	Since Inception*
Before Taxes	[ ]%	[ ]%	[ ]%
After Taxes on Distributions	[ ]%	[ ]%	[ ]%
After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Nasdaq Bank Index(2) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

(1)

Prior to September 1, 2005, the average annual total returns are based on the historical performance of the Predecessor Fund. The returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2)	The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.
(3)	The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.
*	The Fund’s inception was July 8, 1999.

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SENBANC FUND

FEES & EXPENSES	Investor Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your investment. Annual Fund operating expenses are paid out of the Fund’s assets and are reflected in the Fund’s share price and dividends; therefore, such expenses are paid indirectly by shareholders. The table is based on expenses of the Fund for the fiscal year ended August 31, 2008.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25	%(1)
Maximum Deferred Sales Charge (Load)	None	(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee(3)	None
Annual Fund Operating Expenses (expenses that are paid out of the Fund’s assets)
Management Fees	0.60%
Distribution (12b-1) Fees(4)	[	]%
Other Expenses(5)	[	]%

Total Annual Fund Operating Expenses(6)	[	]%

(1)	The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge. For more detailed information, refer to the section of this Prospectus entitled “Shareholder Information — Sales Charges.”

(2)	Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

(3)	Shareholders requesting redemptions by wire are charged a wire redemption fee, currently $7.50.

(4)	Amount represents the actual distribution fees incurred by the Fund for the fiscal year ended August 31, 2008. The Company’s Board of Directors has authorized the payment of distribution fees up to 0.60% of the Fund’s average daily net assets annually.

(5)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

(6)	The Adviser has agreed to voluntarily cap the Fund’s Total Annual Fund Operating Expenses at 1.75% of the Fund’s average daily net assets. The Adviser may terminate the voluntary cap upon notice to the Company’s Board of Directors.

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SENBANC FUND

Example

This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 for the time periods indicated;

•	You redeem all of your shares at the end of the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective and Principal Types of Investments

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). See, however, “Investment Philosophy” and “Cash Management and Temporary Defensive Investments.” Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund’s assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

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SENBANC FUND

Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

The Board will provide shareholders of the Fund with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.

Investment Philosophy

The Adviser uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Adviser to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which have twenty-four consecutive quarters of current and predecessor operating history, and at least $500 million in assets. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

The Adviser intends to build the Fund’s portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund rounded up to the nearest one million dollars at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund, and seeks to avoid the weighting of investment in one particular month solely because of an increase or decrease in the flow of new money into the Fund. The Adviser generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, the Fund may, from time to time, hold less than 80% of its net assets in securities of Banks.

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SENBANC FUND

Generally, securities in the Fund’s portfolio will be sold when they are adequately valued (as determined by the investment model) and when the initial purchase of a Bank’s securities has been held for a minimum of 366 days. However, if a Bank has announced a major reorganization (e.g. it is being merged into or acquired by another Bank), the Fund will generally sell that Bank’s securities regardless of the length of time the original Bank’s securities have been held by the Fund, unless the surviving Bank itself is ranked by the model as undervalued. In this case, the original securities would be held until the reorganization takes place, and the replacement securities would then be subject to the sell discipline outlined above. If a Bank is no longer evaluated by the investment model for any reason, the Bank’s securities will be sold by the Fund. In addition, sales may be made in order to comply with various regulatory limitations, or in order to enhance the Fund’s cash position in the case of unusually large redemption requests of the Fund’s shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

The Adviser generally expects the Fund’s portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Main Risks

All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government entity. Because the Fund’s investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

Market Risk. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

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SENBANC FUND

Industry Concentration Risk. Since the Fund’s investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund’s share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

Nondiversification Risk. The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified Fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Smaller and Medium Sized Company Risk. The Adviser may invest the Fund’s assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund’s share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

Other Types of Investments and Considerations

Cash Management and Temporary Defensive Investments. For cash management purposes, as part of the Adviser’s disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund’s investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in

9

SENBANC FUND

debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor’s Corporation (“Standard & Poor’s”) or Aa by Moody’s Investors Service (“Moody’s”) (see Appendix A to the Statement of Additional Information (“SAI”) — “Description of Securities Ratings”).

Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund’s portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective. There are also specific restrictions on the Fund’s investments. These restrictions are detailed in the SAI.

Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND	Adviser

The Adviser, which is located at Hilliard Lyons Center, 500 West Jefferson Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Company’s Board of Directors. Hilliard Lyons, of which the Adviser is a division, is a registered investment adviser, registered broker-dealer and member firm of the New York Stock Exchange, Inc. (“NYSE”), other principal exchanges and the Financial Industry Regulatory Authority, Inc. (“FINRA”). Hilliard Lyons is a subsidiary of HL Financial Services, LLC, a company owned by employees of Hilliard Lyons and their financial partner, Houchens Industries, Inc.

Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment adviser since 1973. The Adviser serves as investment adviser to the Hilliard Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of November 30, 2008 of approximately $[        ] billion. As of November 30, 2008, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $[        ] billion. For the fiscal year ended August 31, 2008, the Adviser received advisory fees from the Fund at the effective rate of 0.60% of the Fund’s average daily net assets. The Adviser has

10

SENBANC FUND

voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund’s total annual operating expenses for any year does not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Adviser upon notice to the Company’s Board of Directors.

A discussion concerning the basis for the Company’s Board of Directors approving the Adviser’s investment advisory agreement with the Company on behalf of the Fund is included in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2008.

Portfolio Manager

Alan F. Morel is the person primarily responsible for the day-to-day operations of the Fund. He is also the designer and originator of the proprietary programs, upon which the Fund’s investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund’s performance. Mr. Morel, who has managed the Fund since its inception as the Predecessor Fund, is a Senior Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Adviser currently has a written employment agreement with Mr. Morel.

The SAI provides more information about Mr. Morel’s compensation, other accounts managed by him and his ownership of shares in the Fund.

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SENBANC FUND

Other Service Providers

The following chart shows the Fund’s other service providers and includes their addresses and principal activities.

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SENBANC FUND

SHAREHOLDER INFORMATION	Pricing of Fund Shares

Shares of the Fund are sold at their net asset value (“NAV”) plus a front-end sales charge, if applicable. This is commonly referred to as the “public offering price.” The NAV of the Fund is calculated as follows:

NAV =		Value of Assets Attributable to the Fund
	–	Value of Liabilities Attributable to the Fund
Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

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SENBANC FUND

Sales Charges

General. Purchases of the Fund’s shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge.

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested
Less than $500,000	2.25%	2.30%
At least $500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	0.00%	0.00%

No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled “Contingent Deferred Sales Charge on Certain Redemptions.” The Underwriter may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including Hilliard Lyons investment brokers (collectively “Service Organizations”), who initiate and are responsible for purchases of $1 million or more.

Combined Purchase Privilege. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the “Amount of Purchase.” The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an

14

SENBANC FUND

employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker or other Service Organization. In order to take advantage of the combined purchase privilege, the purchases combined must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Cumulative Quantity Discount. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Letter of Intent. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

Sales Charge Waivers. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

•

current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

•	any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

•	Directors of the Company and registered representatives of Service Organizations;

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SENBANC FUND

•

existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

•

trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000;

•	employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and

•	accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Information regarding sales charges, discounts and waivers is available free of charge at www.hilliard.com.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only.

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SENBANC FUND

Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Underwriter”). The Board of Directors of the Company has approved and adopted a Plan of Distribution for the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Underwriter is reimbursed from the Fund for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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SENBANC FUND

Amounts reimbursed to the Underwriter under the Plan may be for expenses in connection with the sale of shares of the Fund, including ongoing servicing and/or maintenance of the accounts of shareholders. The Underwriter may delegate some or all of these functions to Service Organizations (which may include Hilliard Lyons). See “Purchases Through Intermediaries” below.

General. Initial investments in the Fund must be at least $250, and subsequent minimum investments must be at least $100. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements. After an initial purchase is made, PNC, the Fund’s transfer agent (the “Transfer Agent”), will set up an account for you in the Company records.

Purchases Through Intermediaries. Shares of the Fund are available through Service Organizations, including Hilliard Lyons. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Fund and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be executed at the Fund’s public offering price next determined after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Company in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations’ customers before the time for determination of the Fund’s public offering price in order to obtain that day’s price.

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SENBANC FUND

Automatic Investment Plan. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Service Organization for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank’s capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Service Organization for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Service Organization.

Retirement Plans. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts (“IRAs”), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

If the Fund closes to new investments, distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The

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SENBANC FUND

Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effective at the NAV next calculated, less any applicable contingent deferred sales charge, after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. You can only redeem shares of the Fund on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine.

Telephone Redemptions. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

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SENBANC FUND

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to Senbanc Fund, 500 West Jefferson Street, Louisville, Kentucky 40202. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan may not be income since part of such payments could be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate approval withdrawals under the Systematic Withdrawal Plan during the time you have the Plan in effect. While the Systematic Withdrawal then is in effect you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

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SENBANC FUND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

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SENBANC FUND

Federal Taxes. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the

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SENBANC FUND

distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include reportable interest or dividends on their return, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Treatment of Foreign Shareholders. For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains of the Fund will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

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SENBANC FUND

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares of the Fund.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an Investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010.

More information about taxes is contained in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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SENBANC FUND

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share results for a single share of the Fund. The Fund began operations on July 8, 1999 as a series (the “Predecessor Fund”) of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of the Company. The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by [                                                                                          ], the Fund’s independent registered public accounting firm. [                                                     ]’s report, along with the Fund’s financial statements, is included in the Fund’s annual report dated August 31, 2008, which is available, without charge, upon request and which is incorporated by reference into the Fund’s SAI.

	For the Fiscal Years Ended					For the Period July 1, to August 31, 2005*		For the Fiscal Years Ended
	August 31, 2008			August 31, 2007	August 31, 2006			June 30, 2005	June 30, 2004

Net asset value:
Beginning of period	$	[	]	$16.57	$16.27	$16.13		$16.54	$14.86

Net investment income (loss)		[	]	0.41	0.29	0.03		0.15	0.04
Net realized and unrealized gain on investments		[	]	(1.56)	0.44	0.11		0.78	2.59

Total from investment operations		[	]	(1.15)	0.73	0.14		0.93	2.63

Less distributions from:
Net investment income		[	]	(0.31)	(0.12)	—		(0.10)	(0.02)
Net realized gain on investments		[	]	(0.42)	(0.31)	—		(1.24)	(0.93)

Total distributions		[	]	(0.73)	(0.43)	—		(1.34)	(0.95)

Net asset value:
End of period	$	[	]	$14.69	$16.57	$16.27		$16.13	$16.54

Total investment return (excludes sales charge)		[	]%	(7.47)%	4.52%	0.87	%**	5.25%	17.84%
RATIOS/SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets, including waivers		[	]%	1.53%	1.38%	1.43	%***	1.40%	1.25%
Ratio of operating expenses to average net assets, excluding waivers		[	]%	1.53%	1.38%	1.43	%***	1.40%	1.25%
Ratio of net investment income (loss) to average net assets, including waivers		[	]%	1.84%	1.53%	0.93	%***	0.91%	0.29%
Ratio of net investment income (loss) to average net assets, excluding waivers		[	]%	1.84%	1.53%	0.93	%***	0.91%	0.29%
Portfolio turnover rate		[	]%	9.74%	7.47%	0.94	%**	19.90%	51.01%
Net assets, end of period (000’s omitted)	$	[	]	$111,119	$185,593	$230,250		$231,651	$217,494

†	Calculated based on average shares outstanding.
*	As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.
**	Not annualized.
***	Annualized.

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FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Senbanc Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The annual and semi-annual reports of the Fund and the Predecessor Fund are available on the Adviser’s website at www.hilliard.com.

Statement of Additional Information (SAI).

An SAI dated December 31, 2008 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 444-1854. The Fund’s most recent SAI is available on the Fund’s website at www.hilliard.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:00 p.m. (Eastern time) Monday-Friday. Call: (800) 444-1854.

Purchases and Redemptions

Call (800) 444-1854.

Written Correspondence

Senbanc Fund

500 West Jefferson Street

Louisville, Kentucky 40202

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

Investment Company Act File No.: 811-05518

SENBANC FUND

(an Investment Portfolio of The RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2008

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Senbanc Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2008 (the “Prospectus”). The Fund commenced operations on July 8, 1999 as a separate series (the “Predecessor Fund”) of Hilliard Lyons Research Trust (the “Trust”). On August 31, 2005, the Predecessor Fund was reorganized as a new series of the Company. A copy of the Prospectus and the Fund’s Annual Report may be obtained free of charge by calling toll-free (800) 444-1854. No other part of the Fund’s Annual Report is incorporated herein by reference.

FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating nineteen separate investment companies. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Financial and performance information included in the Prospectus and this SAI for periods prior to September 1, 2005 is that of the Predecessor Fund.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, strategies and risks discussed in the Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

Investment Philosophy

Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, LLC. (the “Adviser”) uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks (as defined below under the section entitled “Principal Types of Investments and Related Risks”) by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

Principal Types of Investments and Related Risks

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). See, however, “Debt Securities and Money Market Instruments.” Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund’s assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

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Generally, the equity securities in which the Fund invests are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. The Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. You could lose money by investing in the Fund. The Fund is not a complete investment program. We recommend that you consider an investment in the Fund as only one portion of your overall investment portfolio.

Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the Adviser’s control. Therefore, the return and net asset value of the Fund will fluctuate, and you could lose money by investing in the Fund.

Industry Concentration Risk. Since the Fund’s investments will be concentrated in the banking industry, the Fund will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry. Thus, the Fund’s share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to Banks are crucial to their profitability. Consequently, volatile interest rates and deteriorating economic conditions can adversely affect their financial performance and condition.

Nondiversification Risk. The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Small Company Risk. The Adviser may invest the Fund’s assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund’s share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

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Other Types of Investments and Related Risks

Although they are not principal types of investments and strategies of the Fund, the Fund may also invest to a limited extent in the following types of investments and is subject to the risks of such investments.

Debt Securities and Money Market Instruments. For cash management purposes as part of the Adviser’s disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may invest a portion of its total assets in obligations of the U.S. government, its agencies and instrumentalities and debt securities of companies in any industry, including corporate notes, bonds and debentures. Investments in debt securities are subject to interest rate risk and credit risk. The market value of debt securities in the Fund’s portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt securities, the Fund’s share price will be subject to losses from possible financial difficulties of borrowers whose debt securities are held by the Fund. Debt securities in which the Fund may invest will generally be rated at least Aa by Moody’s Investors Service (“Moody’s”), AA by Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”) or the equivalent by other nationally recognized statistical rating organizations (see Appendix A — “Description of Securities Ratings”). In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that the Fund holds cash or invests in debt securities and money market instruments, the Fund may not achieve its investment objective.

Although a Fund’s investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association (“Fannie Mae”), the “Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, Fannie Mae and Freddie Mac (collectively the “GSEs”) were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs’ assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

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The U.S. Treasury, Fannie Mae and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and Fannie Mae have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs’ common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Convertible Securities. The Fund generally may not purchase but may acquire (through its holdings in common stocks) convertible securities. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

As with all debt securities, the market value of convertible securities tends to decrease as interests rates rise and, conversely, to increase as interest rates fall. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

When-Issued and Delayed Delivery Securities. The Fund generally may not purchase but may acquire (through its holdings in common stocks) securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation, and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in

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determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must earmark or segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted or subject to legal restrictions on resale, or due to other factors which, in the Adviser’s opinion, raise questions concerning the Fund’s ability to liquidate the securities in a timely and orderly manner without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

Repurchase Agreements. From time to time, the Fund may enter into repurchase agreements with qualified banks or securities broker-dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund’s repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund’s portfolio, more than 15% of its net assets would be so invested.

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Warrants and Rights. The Fund generally may not purchase but may acquire (through its holdings in common stocks) warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund’s assets as compared with investing the same amount in the underlying stock.

Lending. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. government obligations, with the Fund’s custodian in an amount at least equal to the market value of the loaned securities.

Borrowing. The Fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the Fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease Fund performance by increasing transaction expenses.

The Fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the Fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Fund’s performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed money.

To the extent that the Fund borrowed money prior to selling securities, the Fund would be leveraged such that the Fund’s net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of the Fund’s assets will fluctuate in value and the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Fund earns on portfolio securities. Under adverse conditions, the Fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

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FUND POLICIES

Fundamental Policies

The Fund has adopted the following fundamental policies for the protection of shareholders that may not be changed without the approval of a majority of the Fund’s outstanding shares, defined in the 1940 Act as the lesser of (i) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Under these policies, the Fund may not:

1.	Borrow money, except as permitted under the 1940 Act and as interpreted or modified by a regulatory authority having jurisdiction from time to time;

2.	Issue senior securities, except as permitted under the 1940 Act and as interpreted by a regulatory authority having jurisdiction from time to time;

3.	Purchase physical commodities or contracts relating to physical commodities;

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities;

5.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund’s ownership of securities;

6.	Make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

7.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the banking industry.

Nonfundamental Policies

In addition to the fundamental policies stated above, the Board voluntarily has adopted the following policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1.	Invest for the purpose of exercising control over management of any company;

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2.	Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker’s commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act;

3.	Invest more than 15% of the value of its net assets in illiquid securities; or

4.	Invest in 10% or more of any class of voting securities of a state member bank or bank holding company (as defined by the Board of Governors of the Federal Reserve System).

Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions. The Board will provide shareholders with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports and as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include PFPC Trust Company, the custodian; PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (formerly known as PFPC Inc.), the administrator, accounting agent and transfer agent; [                         ], the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley Financial, the financial printers; and Institutional Shareholder Services, the Fund’s proxy voting service. These service providers are required to keep such information confidential and are prohibited from trading based on the

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information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at the next quarterly Board meeting.

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MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/7/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	19	Kalmar Pooled Investment Trust (registered investment company); WT Mutual Fund (registered investment company); Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/06/35	Director	1988 to present	Retired; Vice President, Fox Chase Cancer Center (biomedical research and medical care) (2000-2001).	19	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	19	None

Mark A. Sargent 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/28/51	Director	2006 to present	Dean and Professor of Law, Villanova University School of Law since July 1997; Member Board of Directors, New York Stock Exchange, Inc. (2006-Present); Member Board of Governors, Financial Industry Regulatory Authority, Inc. (2007-Present).	19	WT Mutual Fund (registered investment company) 25 Portfolios

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	19	MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.)

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/28/41	Director	2006 to present	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kanter-Davidoff (law firm) (2006 to date).	19	Reich and Tang Group (asset management); The Sparx Asia Funds Group (registered investment company)

INTERESTED DIRECTORS[2]

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications);	19	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	19	Cornerstone Bank

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	19	Kensington Funds (registered investment company) 6 Portfolios

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Director, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/28/74	Secretary	2007 to present	Since 2005, Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	2004 to present	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc. from 2002 to 2004.	N/A	N/A

*	Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an “interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management, and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

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The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, three of whom are considered “Interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee, a Nominating and Governance Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of one Interested Director and three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened five times during the fiscal year ended August 31, 2008.

Executive Committee. The Board has an Executive Committee comprised of one Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Brodsky, Reichman, Sargent and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2008.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised only of Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Giordano, McKay and Sargent. The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating and Governance Committee convened twice during the fiscal year ended August 31, 2008.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two Interested Directors and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sargent, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened six times during the fiscal year ended August 31, 2008.

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Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2007.

[to be updated by amendment]

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DISINTERESTED DIRECTORS
Francis J. McKay	________	________
Arnold M. Reichman	________	________
Marvin E. Sternberg	________	________
Nicholas Giordano	________	________
Mark Sargent	________	________
Robert Straniere	________	________

INTERESTED DIRECTORS
Julian A. Brodsky	________	________
J. Richard Carnall	________	________
Robert Sablowsky	________	________

Directors’ and Officers’ Compensation

Effective October 1, 2008 the Company pays each Director at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and regular Committee meeting and $1,000 for each special Committee meeting attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. From March 1, 2008 to October 1, 2008 the Company paid each Director at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors and $500 for each special meeting of the Board of Directors and Committee meeting lasting up to one hour or $1,500 for each special meeting of the Board of Directors and Committee meeting lasting over one hour attended by a Director or in which he participated, whether or not it was held in conjunction with a Board meeting. From May 23, 2007 to March 1, 2008 the Company paid each Director at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee, Nominating Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From

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February 15, 2006 to May 23, 2007, the Company paid each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director received a fee of $500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee received an additional fee of $4,000 per year for his services.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2008, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

[to be updated by amendment]

Name of Director/Officer	Aggregate Compensation from Registrant		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Nicholas A. Giordano, Director	$	______	N/A	N/A	$	______
Francis J. McKay, Director	$	______	N/A	N/A	$	______
Arnold M. Reichman, Director and Chairman	$	______	N/A	N/A	$	______
Mark A. Sargent, Director	$	______	N/A	N/A	$	______
Marvin E. Sternberg, Director	$	______	N/A	N/A	$	______
Robert A. Straniere, Director	$	______	N/A	N/A	$	______
Interested Directors:
Julian A. Brodsky, Director	$	______	N/A	N/A	$	______
J. Richard Carnall, Director and former Chairman	$	______	N/A	N/A	$	______
Robert Sablowsky, Director	$	______	N/A	N/A	$	______

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Name of Director/Officer	Aggregate Compensation from Registrant		Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$	______		N/A	N/A	$	______
Edward J. Roach President and Treasurer	$	______	$	______	N/A	$	______

As of December 31, 2007, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

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PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-444-1854 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of                         , 2008, to the Company’s knowledge, no shareholders were owners of record of approximately 5% or more of the total outstanding shares of the Fund. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

As of                         , 2008, Directors and Officers as a group owned less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is located at Hilliard Lyons Center, 500 West Jefferson Street, Louisville, Kentucky 40202. The Advisor is a division of J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) and a subsidiary of HL Financial Services, LLC, a company owned by employees of Hilliard Lyons and their financial partner, Houchens Industries, Inc. As of September 30, 2008, the Adviser managed individual, corporate, fiduciary and institutional accounts with assets of approximately $[                    ]. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.60% of the Fund’s average daily net assets.

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The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PNC; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its Advisory Agreement with the portfolio.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2009. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company’s Board of Directors or by vote of a majority of the Fund’s outstanding voting securities. The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Advisory Agreement may also be terminated by the Adviser on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

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The Adviser also served as investment adviser to the Predecessor Fund. As compensation for its services to the Predecessor Fund, the Adviser was entitled to receive a monthly advisory fee computed at an annual rate of 0.60% of the Predecessor Fund’s average daily net assets. The advisory fees paid by the Fund for the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006, including waivers and reimbursements, were as follows:

	Advisory Fees (after waivers and reimbursements)		Waivers		Reimbursements
For the year ended August 31, 2008	$	________	$	___	$	________
For the year ended August 31, 2007		$966,147		$0		$0
For the year ended August 31, 2006		$1,251,690		$0		$0

Portfolio Manager

Other Accounts. As of the fiscal year ended August 31, 2008, Alan F. Morel was not responsible for the day-to-day portfolio management for any portfolios or accounts other than the Fund’s portfolio.

Description of Compensation. As of August 31, 2008, Mr. Morel’s compensation was calculated quarterly based on a fixed percentage of the Fund’s investment advisory fee, which is based on the average daily net assets of the Fund.

Securities Ownership. As of August 31, 2008, Mr. Morel did not own any shares in the Fund.

Custodian and Transfer Agency Agreements

PFPC Trust Company, with corporate offices at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities, and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a minimum monthly fee of $1,500, excluding transaction charges and out-of-pocket expenses.

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The monthly fee will be calculated daily based upon the Fund’s total gross assets and payable monthly in the following amounts:

0.015% of the first $100 million of average gross assets;

0.010% of the next $400 million of average gross assets; and

0.008% of average gross assets over $500 million

PNC, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PNC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. PNC may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PNC receives a monthly fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

PNC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PNC provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PNC $2.25 per customer verification and $0.02 per month per record result maintained.

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001, as supplemented (the “Distribution Agreement”) entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

PFPC Distributors provides certain administrative services to the Fund that are not provided by PNC, pursuant to an Administrative Services Agreement between the Company and PFPC Distributors. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports.

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Distribution Plan

On May 25, 2006, the Board of Directors of the Company, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act), of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Distribution Plan Directors”) (as defined below) approved a Distribution Plan and related agreements (the “Plan”) for the Fund pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays PFPC Distributors for its services as the distributor of the Fund’s shares. Such payments may be used by PFPC Distributors for any activities or expenses primarily intended to result in the sale of Fund shares, including compensation to financial institutions, including the Adviser and its affiliates (“Shareholder Organizations”), advertising, marketing and distributing the Fund’s shares and/or for personal liaison and/or administrative support services provided to shareholders. PFPC Distributors receives, pursuant to the terms of the Plan, reimbursement for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund and that may be carried forward from one quarter to next if the amount is not sufficient to reimburse the Distributor. If the amount reimbursed is insufficient to pay the expenses of distribution, PFPC Distributors bears the additional expenses.

Services performed by Shareholder Organizations may include: (i) printing and distributing copies of any prospectuses and annual and interim reports of the Fund (after the Fund has prepared and set in type such materials) that are used by PFPC Distributors or brokers, dealers and other financial intermediaries who may have a selling agreement with PFPC Distributors (collectively referred to as “Intermediaries”) in connection with the offering of the Fund’s shares; (ii) preparing, printing or otherwise manufacturing and distributing any other literature or materials of any nature used by Hilliard Lyons and Intermediaries in connection with promoting, distributing or offering the Fund’s shares; (iii) advertising, promoting and selling the Fund’s shares to broker-dealers, banks and the public; (iv) distribution-related overhead and the provision of information programs and shareholder services with compensating Intermediaries for (a) selling the Fund’s shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays; and (vi) acting as agent for the Fund in connection with implementing the Plan.

Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of Disinterested Plan Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s shares under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company. For the fiscal year ended August 31, 2008, the Fund paid Hilliard Lyons $                    , for the fiscal year ended August 31, 2007, the Fund paid Hilliard Lyons $901,524 and for the fiscal year ended August 31, 2006, the Fund paid Hilliard Lyons $1,082,258,

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under the Distribution Plan, all of which was for compensation to Hilliard Lyons and/or Intermediaries for (a) selling the Fund’s shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays.

Fees payable under the Plan are separate from and in addition to any Fund payments described herein for administration, fund accounting, transfer agency and/or other services.

Administration and Accounting Services Agreements

PNC also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and Accounting Services Agreement dated August 1, 2002 (the “Administration Agreement”). PNC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PNC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PNC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PNC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PNC’s gross negligence. For its services to the Fund, PNC is entitled to receive a minimum monthly fee of $7,500 for the Fund, exclusive of out-of-pocket expenses. The monthly fee is calculated based upon the Fund’s average net assets and paid monthly as follows:

0.095% of the first $250 million of average daily net assets;

0.080% of the next $250 million of average daily net assets;

0.060% of the next $250 million of average daily net assets; and

0.040% of the average daily net assets in excess of $750 million

PNC also served as administrator and fund accounting agent to the Predecessor Fund. The asset based fee or administrative and accounting services for the Predecessor Fund was 0.11% of the first $250 million of average daily net assets; 0.08% of the next $250 million of average daily net assets; 0.06% of the next $250 million of average daily net assets; and 0.04% of the average daily net assets in excess of $750 million. The administration and accounting fees, including waivers and reimbursements, for the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 paid by the Fund to PNC were as follows:

	Administration and Accounting Fees (after waivers and reimbursements)		Waivers		Reimbursements
For the year ended August 31, 2008	$	_______	$	___	$	_______
For the year ended August 31, 2007		$193,519		$-0-		$-0-
For the year ended August 31, 2006		$237,518		$-0-		$-0-

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The Administration Agreement provides that PNC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PNC. Under this agreement, PNC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PNC receives an annual fee based on the average daily net assets of the portfolios of the Company. The Predecessor Fund also had a Regulatory Administration Services Agreement with PNC. For the fiscal year ended August 31, 2008, PNC received $                 in fees from the Fund for these services.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required

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to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

The aggregate brokerage commissions paid by the Fund for the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006 were as follows:

	Brokerage Commissions
For the year ended August 31, 2008	$	_______
For the year ended August 31, 2007		$179,722
For the year ended August 31, 2006		$175,929

For the fiscal year ended August 31, 2008, the Fund paid no commissions to brokers on account of research services.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2008, the Fund held the following securities:

Broker Dealer	Value

The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. However, portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Portfolio turnover is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund’s portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

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PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares, including any applicable sales charges. The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by Hilliard Lyons or other brokerage firms, financial institutions and industry professions (“Service Organizations”). The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1985, as amended (the “Code”); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

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The computation of the hypothetical offering price per share, based on the value of the Fund’s net assets on August 31, 2008 and the Fund’s shares outstanding on such date is as follows:

Net Assets	$	____________
Outstanding Shares		____________
NAV per Share	$	____________
Maximum Sales Charge	$	____________
Maximum Offering Price to Public	$	____________

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

Reducing or Eliminating the Front-End Sales Charge

The Fund’s shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on shares of the Fund as follows:

Quantity Discounts. Purchases of at least $500,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Combined Purchase Privilege. The following purchases may be combined for purposes of determining the “amount of purchase”: (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

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Accumulated Purchases. If you make an additional purchase of Fund shares, you can count previous shares purchased and still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Letter of Intent. You can sign a Letter of Intent committing to purchase at least $500,000 (or $1,000,000) in Fund shares within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.

Dealer Reallowances

As shown in the table below, PFPC Distributors, the Distributor for the shares of the Fund, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s shares in which a front-end sales charge is applicable.

Amount of Purchase	Maximum Sales Charge Allowed to Dealers as a Percentage of Offering Price
Less than $500,000	2.25%
At least $500,000 but less than $1,000,000	1.75%
$1,000,000 or greater	0.00%

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it satisfies three important tests each year.

First, the Fund must satisfy certain requirements with respect to the source of its income during a taxable year. The Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax.

If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the share if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 78.073 billion shares have been classified into 120 classes as shown in the table below, however, the Company only has 29 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100

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Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Ultra Short Income Fund)	50,000
		BBBB (Free Market U.S. Equity Fund)	100
		CCCC (Free Market International Equity Fund)	100
		DDDD (Free Market Fixed Income Fund)	100
		EEEE (Robeco WPG 130/30 Large Cap Core Fund - Investor Class)	100
		FFFF (SAM Sustainable Water Fund – Investor Class)	100
		GGGG (SAM Sustainable Water Fund – Institutional Class)	100
		HHHH (SAM Sustainable Water Fund – Class A)	100
		IIII –(SAM Sustainable Water Fund – Class C)	100
		JJJJ (SAM Sustainable Climate Fund – Investor Class)	100
		KKKK (SAM Sustainable Climate Fund – Institutional Class)	100
		LLLL (SAM Sustainable Climate Fund – Class A)	100

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Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
		MMMM (Sustainable Climate Fund – Class C)	100
		NNNN (Bear Stearns Multifactor 130/30 U.S. Core Equity Fund – Class A)	100
		OOOO (Bear Stearns Multifactor 130/30 U.S. Core Equity Fund – Class I)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are ten families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, the Marvin & Palmer Family, the Abundance Technologies Family and the Sustainable Asset Management Family. The Bedford Family and the Sansom Street Family represents interests in the Money Market Portfolio; the Robeco Investment Funds Family represents interests in seven non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents

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interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in one non-money market portfolio; the Marvin & Palmer Family represents interests in one non-money market portfolio; the Abundance Technologies Family represents interests in three non-money market portfolios and the Sustainable Asset Management Family represents interests in two non-money market portfolios.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

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Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the Advisory Agreement, a Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm.                                          , serves as the Fund's independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2008 (the “Annual Report”) are                          into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm,                         , whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been                          in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

Hilliard Lyons will vote all proxies in advisory accounts where it has the authority to do so. Hilliard Lyons offers several advisory programs. Whether Hilliard Lyons has authority to vote proxies for specific programs is disclosed in Part II of its Form ADV and in the relevant client contracts. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

This policy attempts to generalize a complex subject. It should be understood that specific fact situations may warrant a departure from these guidelines. In such instances, the relevant facts will be considered and if a vote contrary to the guidelines is indicated, it will be cast and the reasons recorded.

MANAGEMENT'S PROPOSALS:

1.	Standard Proposals

Hilliard Lyons tends to support management’s proposals to:

a.	Select outside auditors;

b.	Set the annual meeting date and location;

c.	Change the corporate name; and

d.	Provide cumulative voting for directors.

The following management proposals are voted on a case-by-case basis:

a.	Preemptive rights or dual classes of stock;

b.	Change size of board;

c.	Elect the board of directors in uncontested contests (considering independent status in the case of members of audit, compensation and nominating committees, attendance at meetings, etc.); and

d.	Indemnify directors, officers and employees.

2.	Capitalization Proposals

Many capitalization proposals are routine in nature and generally garner Hilliard Lyons’ support. They include:

a.	Issuance of or increase in authorized preferred shares;

b.	Reduction of par value;

c.	Repurchase requests; and

d.	Stock splits or issuance of dividends.

The following management proposal is voted on a case-by-case basis:

Increases in authorized common shares (within prescribed limitations).

3.	Non-Salary Compensation Programs

The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the exercise price is reasonable and the number of shares being authorized for issuance is within prescribed limits. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

Hilliard Lyons tends to favor plans that afford the following:

a.	Performance incentive;

b.	Stock options; and

c.	Thrift/Profit sharing/Savings.

Hilliard Lyons tends not to support plans that have:

a.	Excessive dilution;

b.	Options awarded at deep discount to the market; and

c.	Restrictive stock plans that reward tenure.

The following management proposals are voted on a case-by-case basis;

a.	Stock purchase; and

b.	Repricing options.

4.	Anti-Takeover Measures

Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

a.	Supermajority rules;

b.	Bars to written consent;

c.	Prohibiting shareholder ability to call special meetings;

d.	Control share measures; and

e.	Dual class capitalization (unequal voting rights).

The following management proposals are voted on a case-by-case basis:

a.	Fair pricing procedures;

b.	Proposal to change a company’s state of incorporation; and

c.	State anti-takeover statutes.

Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:

Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1.	Corporate Governance

Hilliard Lyons’ voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

a.	Rotate annual meeting site;

b.	Limit tenure of outside directors;

c.	Curb corporate philanthropy;

d.	Disclose executives’ government ties; and

e.	Require directors to own stock.

Hilliard Lyons would tend to vote for shareholder proposals to:

a.	Diversify the Board; and

b.	Require the position of Chairman and CEO to be held by different persons.

Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:

a.	Disclose political\charitable contributions; and

b.	Restore preemptive rights.

2.	Anti-Shark Repellent Measures

Hilliard Lyons tends to vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote and votes case-by-case on management proposals on poison pill ratification.

TENDER OFFERS, MERGERS

Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING

Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST

Hilliard Lyons is part of The PNC Financial Services Group, Inc. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY

For accounts where Hilliard Lyons has proxy voting authority, the relevant Portfolio Managers (the “Portfolio Managers”) shall have responsibility for voting proxies in accordance with this policy unless otherwise directed by the client, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. Compliance will assist the relevant Portfolio Managers in implementing these policies and identifying potential conflicts of interest. Compliance will maintain a list of the Portfolio Managers responsible for voting relevant account types. Hilliard Lyons may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE

Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy is also available on the Hilliard Lyons’ website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual funds advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

THE RBB FUND, INC.

PEA 126

PART C: OTHER INFORMATION

Item 23.	EXHIBITS

(a)	Articles of Incorporation.

	(1)	Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(3)	Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(4)	Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(5)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(6)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(7)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(8)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(9)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(10)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(11)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)	Articles Supplementary of Registrant (Boston Partners Bond Fund – Institutional Class and Boston Partners Bond Fund - Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)	Articles of Amendment to Charter of the Registrant (Boston Partners All-Cap Value Fund – Institutional Class and Boston Partners Bond Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)	Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)	Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)	Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)	Articles of Amendment of Registrant (Robeco WPG Core Bond Fund – Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)	Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement (No.33-20827) filed on July 18, 2006.

(44)	Articles of Amendment of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(45)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)	Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

	(47)	Articles of Amendment of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

	(48)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

	(49)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(50)	Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No.113 to the Registrant’s Registration Statement (No.33-20827) filed on July 13, 2007.

	(51)	Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No.114 to the Registrant’s Registration Statement (No.33-20827) filed on July 17, 2007.

	(52)	Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No.116 to the Registrant’s Registration Statement (No.33-20827) filed on September 4, 2007.

	(53)	Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No.123 to the Registrant’s Registration Statement (No.33-20827) filed on December 17, 2007.

	(54)	Articles of Amendment of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund are incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

(b)	By-Laws.

	(1)	By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)	Instruments Defining Rights of Security Holders.

	(1)	See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)	Investment Advisory Contracts.

	(1)	Investment Advisory Agreement (Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Sub-Advisory Agreement (Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Assumption Agreement (Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(4)	Amended and Restated Investment Advisory Agreement (Boston Partners Large Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(5)	Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(6)	Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)	Investment Advisory Agreement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(8)	Amendment to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II) is filed herewith.

(9)	Investment Advisory Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(10)	Investment Advisory Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(11)	Amended and Restated Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(12)	Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(13)	Investment Advisory Agreement (Robeco WPG Core Bond Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement (No. 33-20827) filed on August 30, 2005.

(14)	Interim Investment Advisory Agreement (Senbanc Fund) between Registrant and Hilliard Lyons Research Advisors is filed herewith.

(15)	Investment Advisory Agreement (Senbanc Fund) between Registrant and Hilliard Lyons Research Advisors is filed herewith.

(16)	Investment Advisory Agreement (Robeco WPG Large Cap Growth Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(17)	Investment Advisory Agreement (Robeco WPG Small Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(18)	Contractual Fee Waiver Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund) dated April 29, 2005 between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(19)	Interim Investment Advisory Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(20)	Investment Advisory Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(21)	Interim Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(22)	Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(23)	Interim Investment Advisory Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(24)	Investment Advisory Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(25)	Investment Advisory Agreement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

(26)	Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(27)	Investment Advisory Agreement (SAM Sustainable Water Fund) between Registrant and Sustainable Asset Management USA, Inc. is filed herewith.

(28)	Investment Advisory Agreement (SAM Sustainable Climate Fund) between Registrant and Sustainable Asset Management USA, Inc. is filed herewith.

(29)	Investment Advisory Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(30)	Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) dated October 9, 2006, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

(31)	Contractual Fee Waiver Agreement (Schneider Value Fund) dated October 9, 2006, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

(32)	Contractual Fee Waiver Agreement (Bogle Small Cap Growth Fund) dated October 10, 2006, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

(33)	Form of Contractual Fee Waiver Agreement (Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco WPG Core Bond Fund, Robeco WPG Small Cap Value Fund and Robeco WPG 130/30 Large Cap Core Fund) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(34)	Contractual Fee Waiver Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) between Registrant and Abundance Technologies, Inc. is filed herewith.

	(35)	Contractual Fee Waiver Agreement (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) between Registrant and Sustainable Asset Management USA, Inc. is filed herewith.

	(36)	Contractual Fee Waiver Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and Bear Stearns Asset Management is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

	(37)	Assumption Agreement (Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund) between Boston Partners Asset Management and Robeco Investment Management, Inc. dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

	(38)	Assumption Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Small Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Weiss, Peck, & Greer Investments and Robeco Investment Management, Inc. dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

	(39)	Form of Contractual Fee Waiver (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and Bear Stearns Asset Management, Inc. is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(e)	Underwriting Contracts.

	(1)	Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

	(2)	Distribution Agreement Supplement (Boston Partners All-Cap Value Fund – Investor Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

	(3)	Distribution Agreement Supplement (Boston Partners All-Cap Value Fund – Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

	(4)	Distribution Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

	(5)	Distribution Agreement Supplement (Senbanc Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

	(6)	Distribution Agreement Supplement (Robeco WPG Core Bond Fund – Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

	(7)	Distribution Agreement Supplement (Robeco WPG Large Cap Growth Fund – Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

	(8)	Distribution Agreement Supplement (Robeco WPG Tudor Fund – Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

	(9)	Distribution Agreement Supplement (Robeco WPG Core Bond Fund – Retirement Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

	(10)	Distribution Agreement Supplement (Robeco WPG Core Bond Fund – Investor Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

	(11)	Distribution Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

	(12)	Distribution Agreement Supplement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(13)	Distribution Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

	(14)	Distribution Agreement Supplements (Free Market U.S. Equity Fund) between Registrant and PFPC Distributors, Inc. is filed herewith.

	(15)	Distribution Agreement Supplement (Free Market International Equity Fund) between Registrant and PFPC Distributors, Inc. is filed herewith.

	(16)	Distribution Agreement Supplement (Free Market Fixed Income Fund) between Registrant and PFPC Distributors, Inc. is filed herewith.

	(17)	Form of Distribution Agreement Supplement (SAM Sustainable Water Fund) between Registrant and Sustainable Asset Management USA, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(18)	Form of Distribution Agreement Supplement (SAM Sustainable Climate Fund) between Registrant and Sustainable Asset Management USA, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(19)	Form of Distribution Agreement Supplement (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and Bear Stearns Asset Management, Inc. is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(f)	Bonus or Profit Sharing Contracts.

	(1)	Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1997.

	(2)	Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)	Custodian Agreements.

	(1)	Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant’s foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Custodian Agreement Supplement between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement (No. 33-20827) filed on November 27, 1996.

(6)	Custodian Agreement Supplement (Boston Partners Mid Cap Value Fund) between Registrant and PNC Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(7)	Custodian Agreement Supplement (Boston Partners Bond Fund) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement (No. 33-20827) filed on December 8, 1997.

(8)	Custodian Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(9)	Custodian Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(10)	Custodian Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(11)	Form of Custodian Agreement Supplement (Boston Partners Fund – formerly Long Short Equity) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(12)	Custodian Agreement Supplement (Bogle Small Cap Growth Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(13)	Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant’s foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(14)	Custodian Agreement Supplement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(15)	Custodian Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(16)	Custodian Agreement (Robeco WPG Core Bond Fund, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund, and Robeco WPG Small Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Mellon Trust of New England N.A. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

	(17)	Custodian Agreement Supplement (Senbanc Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

	(18)	Custodian Agreement among Registrant, PFPC Trust Company and Citibank, N.A., dated as of September 13, 2005, relating to custody of Registrant’s foreign securities is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

	(19)	Custodian Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

	(20)	Custodian Agreement Supplement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(21)	Custodian Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

	(22)	Custodian Agreement Supplement (Free Market U.S. Equity Fund) between Registrant and PFPC Trust Company is filed herewith.

	(23)	Custodian Agreement Supplement (Free Market International Equity Fund) between Registrant and PFPC Trust Company is filed herewith.

	(24)	Custodian Agreement Supplement (Free Market Fixed-Income Fund) between Registrant and PFPC Trust Company is filed herewith.

	(25)	Custodian Agreement Supplement (SAM Sustainable Water Fund) between Registrant and PFPC Trust Company is filed herewith.

	(26)	Custodian Agreement Supplement (SAM Sustainable Climate Fund) between Registrant and PFPC Trust Company is filed herewith.

	(27)	Amendment No. 2 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(28)	Form of Custodian Agreement Supplement (Bear Stearns Multifactor 130/30 U.S. Core Equity Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(h)	Other Material Contracts.

	(1)	Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Transfer Agency Agreement (Bedford Money Market) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(8)	Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(9)	Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement (No. 33-20827) filed on October 25, 1995.

(10)	Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement (No. 33-20827) filed on July 30, 1996.

(11)	Administration and Accounting Services Agreement (Boston Partners Large Cap Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(12)	Transfer Agency Agreement Supplement (Boston Partners Large Cap Value Fund, Institutional Class) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement (No. 33-20827) filed on November 27, 1996.

(13)	Transfer Agency Agreement Supplement (Boston Partners Large Cap Value Fund – Investor Class) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement (No. 33-20827) filed on November 27, 1996.

(14)	Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund – Institutional Class) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(15)	Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund – Investor Class) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(16)	Administration and Accounting Services Agreement (Boston Partners Mid Cap Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated, May 30, 1997 is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(17)	Administration and Accounting Services Agreement (Schneider Small Cap Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(18)	Transfer Agency Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(19)	Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) – Institutional Class) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(20)	Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) – Investor Class) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(21)	Administration and Accounting Services Agreement (Boston Partners Small Cap Value Fund II (formerly Boston Partners Micro Cap Value Fund)) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement (No. 33-20827) filed on June 25, 1998.

(23)	Administrative Services Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) – Institutional Class) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Administrative and Accounting Services Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) – Institutional and Investor Classes) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Transfer Agency Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) – Institutional and Investor Classes) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(26)	Form of Transfer Agency Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(27)	Form of Administrative Services Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity) – Institutional Shares) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(28)	Form of Administration and Accounting Services Agreement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(29)	Transfer Agency Agreement Supplement (Bogle Small Cap Growth Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(30)	Administrative Services Agreement (Bogle Small Cap Growth Fund) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(31)	Non 12b-1 Shareholder Services Plan and Agreement (Bogle Small Cap Growth – Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(32)	Agreement between E*TRADE Group, Inc., Registrant and Registrant’s principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(33)	Fee Waiver Agreement for n/i numeric investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(34)	Administration and Accounting Services Agreement (Bogle Small Cap Growth Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(35)	Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(36)	Transfer Agency Supplement (Bear Stearns Money Market Family) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement (No. 33-20827) filed on December 4, 2001.

(37)	Form of Transfer Agency Supplement (Boston Partners All-Cap Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(38)	Form of Administration and Accounting Services Agreement (Boston Partners All-Cap Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(39)	Administrative Services Agreement Supplement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(40)	Transfer Agency Supplement (Schneider Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(41)	Form of Administration and Accounting Services Agreement (Schneider Value Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(42)	Administrative Services Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(43)	Shareholder Servicing Agreement (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(44)	Administrative Services Agreement Supplement (Boston Partners Funds – Investor Shares) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(45)	Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(46)	Regulatory Administration Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(47)	Administration and Accounting Services Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(48)	Administrative Services Agreement Supplement (Robeco WPG Core Bond Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(49)	Administrative Services Agreement Supplement (Robeco WPG Large Cap Growth Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(50)	Administrative Services Agreement Supplement (Robeco WPG Tudor Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(51)	Transfer Agency Agreement Supplement (Robeco WPG Core Bond Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(52)	Transfer Agency Agreement Supplement (Robeco WPG Large Cap Growth Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(53)	Transfer Agency Agreement Supplement (Robeco WPG Tudor Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(54)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(55)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Large Cap Growth Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(56)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Tudor Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(57)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund – Retirement Class) is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(58)	Administration and Accounting Services Agreement (Senbanc Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(59)	Transfer Agency Agreement Supplement (Senbanc Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(60)	Administrative Services Agreement Supplement (Senbanc Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(61)	Amended Schedule A to Regulatory Administration Services Agreement (Senbanc Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(62)	Administration and Accounting Services Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(63)	Transfer Agency Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(64)	Administrative Services Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(65)	Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(66)	Escrow Agreement (Money Market Portfolio) between Registrant, PFPC Trust Company, and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(67)	Interim Delegation Agreement (Money Market Portfolio) between Registrant, PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.), and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(68)	Administration and Accounting Services Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(69)	Form of Administrative Services Agreement Supplement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and PFPC Distributors Inc. is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(70)	Transfer Agency Agreement Supplement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(71)	Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(72)	Administration and Accounting Services Agreement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

(73)	Amended Schedule A to Regulatory Administration Services Agreement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

(74)	Form of Administrative Services Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(75)	Transfer Agency Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

(76)	Administrative Services Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(77)	Form of Administrative Services Agreement Supplement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(78)	Transfer Agency Agreement Supplement (Free Market U.S. Equity Fund) is filed herewith.

(79)	Transfer Agency Agreement Supplement (Free Market International Equity Fund) is filed herewith.

(80)	Transfer Agency Agreement Supplement (Free Market Fixed Income Fund) is filed herewith.

(81)	Amended Schedule A to Regulatory Administration Services Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is filed herewith.

(82)	Form of Administrative Services Agreement (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

(83)	Form of Administrative Services Agreement Supplement (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(84)	Form of Transfer Agency Agreement Supplement (SAM Sustainable Water Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(85)	Form of Transfer Agency Agreement Supplement (SAM Sustainable Climate Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(86)	Form of Amended Schedule A to Regulatory Administration Services Agreement (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(87)	Services Agreement pursuant to Rule 22c-2 between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

	(88)	Form of Administration and Accounting Services Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(89)	Form of Transfer Agency Agreement Supplement (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(90)	Form of Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(91)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund – Class A) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(92)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund – Class I) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(i)	(1)	Opinion and Consent of Counsel to be filed by amendment.

	(2)	Consent of Counsel to be filed by amendment.

(j)	(1)	None.

(k)	None.

(l)	Initial Capital Agreements.

	(1)	Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(3)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(4)	Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(6)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(7)	Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement (No. 33-20827) filed on December 8, 1997.

(8)	Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(9)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(10)	Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(11)	Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(12)	Purchase Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(13)	Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(14)	Purchase Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(15)	Purchase Agreement (Robeco WPG Core Bond Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

	(16)	Purchase Agreement (Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

	(17)	Purchase Agreement (Robeco WPG Small Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

	(18)	Purchase Agreement (Senbanc Fund) between Registrant and Hilliard Lyons Research Advisers is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

	(19)	Purchase Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

	(20)	Purchase Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) between Registrant and Bear Stearns Asset Management is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(21)	Purchase Agreement (Marvin & Palmer Large Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No.124 to the Registrant’s Registration Statement (No.33-20827) filed on December 28, 2007.

	(22)	Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Abundance Technologies, Inc., is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(23)	Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Abundance Technologies, Inc., is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(24)	Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Abundance Technologies, Inc., is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

	(25)	Form of Purchase Agreement (SAM Sustainable Water Fund) between Registrant and Sustainable Asset Management USA, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(26)	Form of Purchase Agreement (SAM Sustainable Climate Fund) between Registrant and Sustainable Asset Management USA, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(27)	Form of Purchase Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund) between Registrant and Bear Stearns Asset Management is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(m)	Rule 12b-1 Plan.

	(1)	Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Amendment No. 1 to Plans of Distribution (Classes A through Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Plan of Distribution (Zeta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Plan of Distribution (Eta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Plan of Distribution (Theta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refilled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Plan of Distribution (Boston Partners Large Cap Value Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(7)	Plan of Distribution (Boston Partners Mid Cap Value Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(8)	Plan of Distribution (Boston Partners Bond Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement (No. 33-20827) filed on December 8, 1997.

(9)	Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(10)	Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(11)	Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(12)	Plan of Distribution (Principal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(13)	Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(14)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(15)	Plan of Distribution pursuant to Rule 12b-1 (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(16)	Plan of Distribution pursuant to Rule 12b-1 (Robeco WPG Core Bond Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(17)	Agreement between Registrant, Bear Stearns Securities Corp. and PFPC Distributors, Inc. dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on December 29, 2005.

(18)	Plan of Distribution Agreement pursuant to Rule 12b-1 (Robeco WPG 130/30 Large Cap Core Fund f/k/a/ Robeco WPG Large Cap Growth Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

	(19)	Plan of Distribution pursuant to Rule 12b-1 (SAM Sustainable Climate Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(20)	Plan of Distribution pursuant to Rule 12b-1 (SAM Sustainable Climate Fund – Class A) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(21)	Plan of Distribution pursuant to Rule 12b-1 (SAM Sustainable Climate Fund – Class C) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(22)	Plan of Distribution pursuant to Rule 12b-1 (SAM Sustainable Water Fund – Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(23)	Plan of Distribution pursuant to Rule 12b-1 (SAM Sustainable Water Fund – Class A) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(24)	Plan of Distribution pursuant to Rule 12b-1 (SAM Sustainable Water Fund – Class C) is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

	(25)	Plan of Distribution pursuant to Rule 12b-1 (Bear Stearns Multifactor 130/30 US Core Equity Fund – Class A) is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(n)	Rule 18f-3 Plan.

	(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

(p)	Code of Ethics.

	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 110 to Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2006.

	(2)	Code of Ethics of Boston Partners Asset Management, LLC is filed herewith.

	(3)	Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

	(4)	Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(5)	Code of Ethics of Bogle Investment Management, L.P. incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

	(6)	Code of Ethics of PFPC Distributors, Inc is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

	(7)	Code of Ethics of Weiss, Peck & Greer Investments is filed herewith.

	(8)	Code of Ethics of J.J.B. Hilliard W.L. Lyons, Inc. is incorporated herein by reference to Post-Effective Amendment No.125 to the Registrant’s Registration Statement (No.33-20827) filed on February 27, 2008.

	(9)	Code of Ethics of Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(10)	Code of Ethics of Marvin & Palmer Associates, Inc., is incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(11)	Code of Ethics of Abundance Technologies, Inc. is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(12)	Code of Ethics of Sustainable Asset Management USA, Inc. is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement (No. 33-20827) filed on September 28, 2007.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25.	INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreement between PNC Bank, N.A. (“PNC”) and BlackRock Institutional Management Corporation (“BIMC”), dated April 29, 1998 and incorporated herein by reference to exhibit (d)(3), provide for the indemnification of BIMC and PNC against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, LLC (“Boston Partners”), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(4), (d)(5), (d)(7), (d)(8), and (d)(11), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(10) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference as exhibits (d)(13), (d)(16) and (d)(17) provides for the indemnification of Weiss, Peck & Greer Investments against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. (“PFPC”), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons (“Hilliard”) and incorporated herein by reference as exhibit (d)(15) provides for the indemnification of Hilliard against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Schneider Capital Management (“Schneider”) and incorporated herein by reference as exhibits (d)(6) and (d)(12) provides for the indemnification of Schneider against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., (“Bear Stearns”), on behalf of the Bear Stearns CUFS MLP Mortgage Portfolio, and incorporated herein by reference as exhibit (d)(20) provides for the indemnification of Bear Stearns against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., (“Bear Stearns”), on behalf of the Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund, and incorporated herein by reference as exhibit (d)(24) provides for the indemnification of Bear Stearns against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Marvin & Palmer Associates, Inc., (“Marvin & Palmer Associates”) and incorporated herein by reference as exhibit (d)(25) provides for the indemnification of Marvin & Palmer Associates against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Abundance Technologies, Inc., (“Abundance”) and incorporated herein by reference as exhibit (d)(26) provides for the indemnification of Abundance against certain losses.

Section 13 of each of the Investment Advisory Agreements between the Registrant and Sustainable Asset Management USA., (“SAM”) and incorporated herein by reference as exhibits (d)(27) and (d)(28) provides for the indemnification of SAM against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., (“Bear Stearns”), on behalf of the Bear Stearns Multifactor 130/30 US Core Equity Fund, and incorporated herein by reference as exhibit (d)(29) provides for the indemnification of Bear Stearns against certain losses.

Item 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	BlackRock Institutional Management Corporation:

BlackRock Institutional Management Corporation’s (“BIMC”) principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940, as amended and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

Name and Position with BlackRock Institutional Management Corporation	Other Company	Position with Other Company

Ann Marie Petach, Chief Financial Officer and Managing Director	BAA Holdings, LLC, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Chief Financial Officer and Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock International Holdings, Inc., New York, NY	Chief Financial Officer and Managing Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	Chief Financial Officer and Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Managing Director

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Chief Financial Officer and Managing Director

	BlackRock UK 1 LP, London, England	Chief Financial Officer and Managing Director

	BlackRock US Newco, Inc., Wilmington, DE	Chief Financial Officer and Managing Director

	State Street Research & Management Company, Boston, MA	Chief Financial Officer and Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Financial Officer and Managing Director

Robert P. Connolly, General Counsel, Managing Director and Secretary	BAA Holdings, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Advisors, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Advisors Holdings, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Capital Management, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Financial Management, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Funding, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Funding International, Ltd., Cayman Islands	General Counsel, Managing Director and Secretary

	BlackRock Holdco 2, Inc. Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock International Holdings, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investments, Inc., New York, NY	General Counsel, Managing Director and Secretary

	BlackRock Investment Management, LLC, Plainsboro, NJ	General Counsel, Managing Director and Secretary

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	General Counsel, Managing Director and Secretary

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock Portfolio Investments, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock UK 1 LP, London, England	General Counsel, Managing Director and Secretary

	BlackRock US Newco, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

	State Street Research & Management Company, Boston, MA	General Counsel, Managing Director and Secretary

	SSRM Holdings, Inc., Boston, MA	General Counsel, Managing Director and Secretary

Laurence D. Fink, Chief Executive Officer	BAA Holdings, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock, Inc., New York, NY	Chairman, Chief Executive Officer and Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Executive Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	Chairman and Chief Executive Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Capital Markets, LLC, Wilmington, DE	Director

	BlackRock Equity - Bond Funds Wilmington, DE	Director

	BlackRock Financial Management, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Funding International, Ltd., Cayman Islands	Chief Executive Officer and Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Executive Officer and Director

	BlackRock HPB Management, LLC New York, NY	Director

	BlackRock International Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investments, Inc., New York, NY	Chairman and Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	Chief Executive Officer

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Chief Executive Officer

	BlackRock US Newco, Inc., Wilmington, DE	Chairman and Chief Executive Officer

	State Street Research & Management Company, Boston, MA	Chairman, Chief Executive Officer and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	Chairman, Chief Executive Officer and Director

Robert S. Kapito, President and Director	BAA Holdings, LLC, Wilmington, DE	President and Director

	BlackRock, Inc., New York, NY	President and Director

	BlackRock Advisors, LLC, Wilmington, DE	President and Director

	BlackRock Advisors Holdings, Inc., New York, NY	President and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	President

	BlackRock Capital Management, Inc., Wilmington, DE	President and Director

	BlackRock Capital Markets, LLC, Wilmington, DE	Director

	BlackRock Financial Management, Inc., New York, NY	President and Director

	BlackRock Funding, Inc., Wilmington, DE	President and Director

	BlackRock Funding International, Ltd., Cayman Islands	President and Director

	BlackRock Holdco 2, Inc. Wilmington, DE	President and Director

	BlackRock (Institutional) Canada Ltd., Toronto, Ontario	President and Director

	BlackRock International Holdings, Inc., New York, NY	President and Director

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investments, Inc., New York, NY	Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	President and Director

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	President and Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	President and Director

	BlackRock US Newco, Inc., Wilmington, DE	President and Director

	Carbon Capital III, Inc. New York, NY	Director

	State Street Research & Management Company, Boston, MA	President and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	President and Director

Paul Audet, Vice Chairman and Director	BAA Holdings, LLC, Wilmington, DE	Vice Chairman and Director

	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Director

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Director

	BlackRock Cayco Limited, Cayman Islands	Director

	BlackRock Cayman Company, Cayman Islands	Director

	BlackRock Cayman Newco Limited, Cayman Islands	Director

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Finco, LLC, Wilmington, DE	Director

	BlackRock Finco UK, Ltd., London, England	Director

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Director

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman and Director

	BlackRock Holdco Limited, Cayman Islands	Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman and Director

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman and Director

	BlackRock Realty Advisors, Inc., Florham Park, NJ	Director

	BlackRock UK 1 LP, London, England	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman and Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Charles Hallac, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock India Private Ltd., Mumbai, India	Director

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Barbara Novick, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investments, Inc., New York, NY	Chief Executive Officer

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Scott Amero, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	Anthracite Capital Inc. New York, NY	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Susan Wagner, Vice Chairman and Chief Operating Officer	BAA Holdings, LLC, Wilmington, DE	Vice Chairman, Chief Operating Officer and Director

	BlackRock, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock Finco UK, Ltd., London, England	Director

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman and Chief Operating Officer

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman and Chief Operating Officer

	BlackRock International, Ltd., Edinburgh, Scotland	Officer

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman and Chief Operating Officer

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman and Chief Operating Officer

	State Street Research & Management Company, Boston, MA	Vice Chairman and Chief Operating Officer

	SSRM Holdings, Inc., Boston, MA	Vice Chairman and Chief Operating Officer

Robert Doll, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman and Director

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	Portfolio Administration & Management Ltd., Cayman Islands	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Robert Fairbairn, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Asset Management U.K. Limited, London, England	Chairman and Director

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Group Limited, London, England	Chairman and Director

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock International, Ltd., Edinburgh, Scotland	Chairman and Director

	BlackRock Investment Management (Australia) Limited, Victoria, Australia	Director

	BlackRock Investment Management International Limited, London, England	Chairman and Director

	BlackRock Investment Management, LLC, Plainsboro, NJ	Vice Chairman

	BlackRock Investment Management (UK) Limited, London, England	Director

	BlackRock Japan Co., Ltd Tokyo, Japan	Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Vice Chairman

	BlackRock Portfolio Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Portfolio Investments, LLC, Wilmington, DE	Vice Chairman

	BlackRock Securities Co, Ltd. Tokyo, Japan	Director

	BlackRock UK 1 LP, London, England	Vice Chairman

	BlackRock US Newco, Inc., Wilmington, DE	Vice Chairman

	Grosvenor Alternate Partner Limited, London, England	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Laurence J. Carolan, Managing Director and Director	BlackRock, Inc., New York, NY	Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Managing Director and Director

	BlackRock Advisors, LLC, Wilmington, DE	Managing Director and Director

John P. Moran, Managing Director and Director	BlackRock, Inc., New York, NY	Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Managing Director and Director

	BlackRock Advisors, LLC, Wilmington, DE	Managing Director and Director

	BlackRock Investments, Inc., New York, NY	Managing Director and President

Mark G. Steinberg, Managing Director and Director	BlackRock Capital Management, Inc., Wilmington, DE	Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Managing Director

	BlackRock Investments, Inc., New York, NY	Managing Director

2.	Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

3.	Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company
Arnold C. Schneider, III President and Chief Investment Officer	Turnbridge Management Partners Corp.	President

Steven J. Fellin Sr. Vice President, Chief Operating & Financial Officer Chief Compliance Officer	Turnbridge Management Partners Corp.	Vice President

4.	Robeco Investment Management , Inc.

The sole business activity of Robeco Investment Management, Inc. LLC (“RIM”), 909 Third Avenue, New York 10022, is to serve as an investment adviser. RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

RIM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of Robeco Investment Management, Inc. is as follows:

Name and Position with RIM	Other Company	Position With Other Company
William J. Kelly Senior Managing Director, Chairman	Charles River Arc	Board Member

Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	St. Sebastian School	Trustee

Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	None	None

William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	None	None

Matthew J. Davis Senior Managing Director, Treasurer & Chief Financial Officer	None	None

Paul D. Heathwood Senior Managing Director	None	None

George Moeller Director	None	None

Franciscus L. Kusse Director	None	None

Cornelis Korthout Director	None	None

Leni M. Boeren Director	None	None

5.	Hilliard Lyons Research Advisors:

Hilliard Lyons Research Advisors is located at 500 West Jefferson Street, Louisville, Kentucky 40202. Hilliard Lyons Research Advisors is a division of J.J.B. Hilliard, W.L. Lyons, LLC. (“Hilliard”). Hilliard is registered under the Investment Advisers Act of 1940 and is also a registered broker-dealer. Hilliard is owned by HL Financial Services, LLC which is owned by Houchens Industries, Inc. and by employees of Hilliard and its affiliates as well as a limited number of outside investors.

Information as to the directors and executive officers of Hilliard is as follows:

Name and Position with Hilliard	Other Company	Position With Other Company
James M. Rogers Executive Vice President, Chief Operating Officer and Director	None	None

James R. Allen President, Chief Executive Officer and Director	None	None

Paul J. Moretti Executive Vice President and Chief Financial Officer	None	None

John R. Bugh Executive Vice President	None	None

Carmella Miller Executive Vice President, Chief Administrative Officer and Director	None	None

6.	Bear Stearns Asset Management Inc.

Bear Stearns Asset Management Inc. (“BSAM”) serves as the investment adviser to the Bear Stearns CUFS MLP Mortgage Portfolio, the Bear Stearns Ultra Short Income Fund, and the Bear Stearns Multifactor 130/30 US Core Equity Fund. BSAM is located at 237 Park Avenue, New York, New York 10017. BSAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BSAM’s Form ADV is available on the SEC’s website.

Information as to the directors and officers of BSAM is as follows:

Name and Position with BSAM	Other Company	Position With Other Company
Lawrence Unrein Director, Chairman of the Board, Chief Executive Officer, President

Roger Baumann Director	Artisan Advisors LLC	CEO/Founder

Gregory Quental Director	Domus	Director

Brian Morrissey Chief Financial Officer

Nicholas Tsoudis Chief Compliance Officer

7.	Abundance Technologies, Inc.:

The sole business activity of Abundance Technologies, Inc., 3700 Park 42 Drive, Suite 105A Cincinnati, OH 45241, is to serve as an investment adviser. Abundance Technologies is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Abundance Technologies indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Abundance Technologies	Name of Other Company	Position With Other Company
Mark E Matson President/CEO	Abundance Horizons LLC	50% owner

Michelle Matson Vice President/ Secretary	None	None

A. Lawain McNeil Vice President	None	None

Kenneth R. Craycraft, Jr. Chief Operating Officer/ General Counsel/ Chief Compliance Officer	None	None

8.	Marvin & Palmer Associates, Inc.:

The sole business activity of Marvin & Palmer Associates, Inc., 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165, is to serve as an investment adviser. Marvin & Palmer Associates is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Marvin & Palmer Associates indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Marvin & Palmer Associates	Name of Other Company	Position With Other Company
David F. Marvin Chairman & Chief Executive Officer Director	Cash Management Policy Board Office of the State Treasurer 820 Silver Lake Boulevard Suite 100 Dover, Delaware 19901	Board Member

	Wilmington University Board of Trustees 320 DuPont Highway New Castle, Delaware 19720	Trustee

Stanley Palmer Vice Chairman Director	None	None

Todd D. Marvin President Director	Serviam Girls Academy P. O. Box 7907 Wilmington, Delaware 19803	Board Member

David L. Schaen President Director	None	None

Karen T. Buckley Chief Operating Officer Chief Financial Officer Director	None	None

The Rt. Hon. Lord Moore, P.C. Director	None	None

Madelyn B. Smith Director	University of Puget Sound Endowment Committee 1500 North Warner Street Tacoma, Washington 98416	Committee Member

	Bellarmine Preparatory School Retirement Board 2300 S. Washington Tacoma, Washington 98405-1399	Board Member

9.	Sustainable Asset Management USA, Inc.

The sole business activity of Sustainable Asset Management USA, Inc. (“SAM USA”), 909 Third Avenue, New York 10022, is to serve as an investment adviser.

SAM US is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of SAM US is as follows:

Name and Position with SAM USA	Name of Other Company	Position With Other Company
Hugo Steensma Managing Director & Director	SAM Group Holding AG	Representative USA

Reto Ringger Director & Chairman	SAM Group Holding AG	Director & Chief Executive Officer

Roman Martin Binder Director & Treasurer	SAM Group Holding AG	Chief Operation Officer

Jacques Engeli Chief Compliance Officer	SAM Group Holding AG	Head of Legal & Compliance

Christian Werner Chief Investment Officer	SAM Group Holding AG	Chief Investment Officer

William George Butterly, III Chief Legal Officer	Robeco Investment Management, Inc.	Senior Managing Director, Chief Operating Officer, General Counsel & Chief Compliance Officer

	Robeco Investment Management (UK) Limited	Chief Legal Officer

	Robeco Institutional Asset Management US Inc.	Chief Legal Officer & Chief Compliance Officer

ITEM 27.	PRINCIPAL UNDERWRITER

(a)	PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of July 12, 2008, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Highmark Funds

IndexIQ Trust

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

Old Westbury Funds

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

The Torray Fund

Van Wagoner Funds

(b)	The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007

Michael DeNofrio	Director	April 26, 2007

Steven Turowski	Director	August 30, 2007

T. Thomas Deck	Director	January 3, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008

Bruno DiStefano	Vice President	April 11, 2007

Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007 Secretary and Clerk - May 29, 2007

Charlene Wilson	Treasurer and Financial Operations Principal, Chief Financial Officer	April 11, 2007

Rita G. Adler	Chief Compliance Officer	April 11, 2007

Jodi L. Jamison	Chief Legal Officer	April 11, 2007

Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007

John Munera	Anti-Money Laundering Officer	April 11, 2007

Ronald Berge	Assistant Vice President	April 11, 2007

Julie Bartos	Assistant Secretary and Assistant Clerk	April 11, 2007

Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007

(c)	Not Applicable.

Item 28.	LOCATION OF ACCOUNTS AND RECORDS

(1)	PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2)	PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as principal underwriter).

(3)	BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4)	PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.), Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5)	Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant’s Articles of Incorporation, By-Laws and Minute Books).

(6)	Robeco Investment Management, Inc. (formerly Boston Partners Asset Management, L.L.C.), 28 State Street, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

(7)	Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(8)	Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(9)	Robeco Investment Management, Inc. (formerly Weiss, Peck & Greer Investments), 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

(10)	Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons, Inc., 500 West Jefferson Street, Louisville, Kentucky 40202 (records relating to its function as investment adviser).

(11)	Bear Stearns & Co. Inc., 237 Park Avenue, New York, New York 10017 (records relating to its function as investment adviser).

(12)	Marvin & Palmer Associates, Inc., 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165 (records relating to its function as investment adviser).

(13)	Abundance Technologies, Inc., 3700 Park 42 Drive, Suite 105A, Cincinnati, OH 45241 (records relating to its function as investment adviser).

(14)	Sustainable Asset Management USA, Inc., 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

Item 29.	MANAGEMENT SERVICES

None.

Item 30.	UNDERTAKINGS

(a)	Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)	Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 126 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 24th day of October, 2008.

THE RBB FUND, INC.

By:	/s/ Edward J. Roach
Edward J. Roach
President and Treasurer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Edward J. Roach Edward J. Roach	President (Principal Executive Officer) and Treasurer (Principal Financial and Accounting Officer)	October 24, 2008

*J. Richard Carnall J. Richard Carnall	Director	October 24, 2008

*Francis J. McKay Francis J. McKay	Director	October 24, 2008

*Marvin E. Sternberg Marvin E. Sternberg	Director	October 24, 2008

*Julian A. Brodsky Julian A. Brodsky	Director	October 24, 2008

*Arnold M. Reichman Arnold M. Reichman	Director	October 24, 2008

*Robert Sablowsky Robert Sablowsky	Director	October 24, 2008

*Robert Straniere Robert Straniere	Director	October 24, 2008

*Nicholas A. Giordano Nicholas A. Giordano	Director	October 24, 2008

*Mark A. Sargent Mark A. Sargent	Director	October 24, 2008

*By:	/s/ Edward J. Roach Edward J. Roach Attorney-in-Fact	October 24, 2008

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

/s/ Francis J. McKay
Francis J. McKay

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

/s/ Marvin E. Sternberg
Marvin E. Sternberg

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

/s/ Julian Brodsky
Julian Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

/s/ Arnold Reichman
Arnold Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: November 9, 2000

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 10, 2002

/s/ J. Richard Carnall
J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: June 8, 2006

/s/ Robert Straniere
Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Mark A. Sargent, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 21, 2006

/s/ Mark A. Sargent
Mark A. Sargent

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 21, 2006

/s/ Nicholas A. Giordano
Nicholas A. Giordano

PEA 126

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

(d)(8)	Amendment to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II)

(d)(14)	Interim Investment Advisory Agreement (Senbanc Fund)

(d)(15)	Investment Advisory Agreement (Senbanc Fund)

(d)(19)	Interim Investment Advisory Agreement (Bear Stearns CUFS MLP Mortgage Portfolio)

(d)(20)	Investment Advisory Agreement (Bear Stearns CUFS MLP Mortgage Portfolio)

(d)(23)	Interim Investment Advisory Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund)

(d)(24)	Investment Advisory Agreement (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund)

(d)(27)	Investment Advisory Agreement (SAM Sustainable Water Fund)

(d)(28)	Investment Advisory Agreement (SAM Sustainable Climate Fund)

(d)(29)	Investment Advisory Agreement (Bear Stearns Multifactor 130/30 US Core Equity Fund)

(d)(34)	Contractual Fee Waiver Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund)

(d)(35)	Contractual Fee Waiver Agreement (SAM Sustainable Water Fund, SAM Sustainable Climate Fund)

(e)(14)	Distribution Agreement Supplement (Free Market U.S. Equity Fund)

(e)(15)	Distribution Agreement Supplement (Free Market International Equity Fund)

(e)(16)	Distribution Agreement Supplement (Free Market Fixed Income Fund)

(g)(22)	Custodian Agreement Supplement (Free Market U.S. Equity Fund)

(g)(23)	Custodian Agreement Supplement (Free Market International Equity Fund)

(g)(24)	Custodian Agreement Supplement (Free Market Fixed-Income Fund)

(g)(25)	Custodian Agreement Supplement (SAM Sustainable Water Fund)

(g)(26)	Custodian Agreement Supplement (SAM Sustainable Climate Fund)

(h)(78)	Transfer Agency Agreement Supplement (Free Market U.S. Equity Fund)

(h)(79)	Transfer Agency Agreement Supplement (Free Market International Equity Fund)

(h)(80)	Transfer Agency Agreement Supplement (Free Market Fixed-Income Fund)

(h)(81)	Amended Schedule A to Regulatory Administration Services Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed-Income Fund)

(p)(2)	Code of Ethics of Boston Partners Asset Management, LLC

(p)(7)	Code of Ethics of Weiss, Peck & Greer Investments